UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-643-9691

Date of fiscal year end: June 30, 2003

Date of reporting period: June 30, 2003

ITEM 1.    REPORT TO SHAREHOLDERS

WELLS FARGO

FUNDS

Wells Fargo Montgomery Funds

Annual Report

Wells Fargo Montgomery Emerging Markets Focus FundSM

Wells Fargo Montgomery Institutional Emerging Markets FundSM

Wells Fargo Montgomery Mid Cap Growth FundSM

Wells Fargo Montgomery Short Duration Government Bond FundSM

Wells Fargo Montgomery Small Cap FundSM

Wells Fargo Montgomery Total Return Bond FundSM

June 30, 2003

MONTGOMERY FUNDS

NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

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MONTGOMERY FUNDS

DEAR VALUED SHAREHOLDER,

We are pleased to provide you with this Wells Fargo Montgomery Funds annual report for the 12-month period ended June 30, 2003. On the following pages, you will find a discussion of each Fund, including performance highlights, the Fund managers’ strategic outlook, and facts and figures about the Fund’s portfolio.

On June 6, 2003, we welcomed over 80,000 former Montgomery Funds shareholders into the Wells Fargo Funds family and expanded our product lineup for both new and existing shareholders. We are proud that many of the former Montgomery team of portfolio managers who managed the predecessor Montgomery portfolios have joined our investment management team and continue to manage the mutual funds in the same style as they have over the years. For those shareholders who are former Montgomery Funds shareholders, we hope the transition into the Wells Fargo Funds family has been a positive experience for you, and that you will have the opportunity to take advantage of all that it has to offer.

THE ECONOMY: A WEAK RECOVERY

The fiscal year began with relatively strong economic growth in the summer and early fall of 2002. However, a relapse in manufacturing activity and a decline in the stock market, combined with mounting tensions in the Middle East, undermined business and consumer confidence. Pessimism over the economy, as well as money shifting out of the stock market, sent U.S. Treasury bill rates down to levels not seen since the late 1950s. In addition, disappointing holiday retail sales and continued weakness in capital spending added up to a gloomy picture coming into 2003. The federal government attempted to boost the economy with a tax cut on dividends and capital gains in early 2003. With the economy still mired in weakness several months later, the Federal Reserve Board cut short-term interest rates from 1.25% to 1%, the lowest level in half a century. Still, unemployment remained relatively high and a record fiscal year 2003 federal budget deficit suggested that tax revenues were not growing nearly fast enough to cover the spending demands of the war and other programs. On the plus side, consumer spending remained a positive factor for the economy, with mortgage refinancing continuing at a blistering pace. Corporate earnings also were encouraging, as companies focused on paying down debt and operating as lean as possible.

STOCKS: FROM THE WORST LOSS TO THE BEST RALLY

The third quarter of 2002, the beginning of the Wells Fargo Montgomery Funds’ fiscal year, was the worst market quarter in nearly 15 years, with just 2 of 123 S&P 500 Index industry groups posting a gain. Patient investors were rewarded, however, when the best results in nearly four years were posted in the second quarter of 2003. Similar to how uncertainty leading up to the war in Iraq caused stocks to stumble in early 2003, the war’s launch and relatively brief engagement caused stocks to rally as investors became more confident about the future. Aggressive cost cutting has lifted profit margins, and companies with steady earnings held up relatively well during the worst months of the period. By March and April of 2003, companies in the retail, technology, and other sectors that are more dependent on better economic times ahead, benefited from investor optimism during the remainder of the period. Small cap and mid cap domestic stocks outperformed large cap stocks, while riskier asset classes, such as emerging markets, posted strong gains.

BONDS: ANOTHER FINE PERFORMANCE

While stocks were sputtering early in the period, the bond market posted healthy returns. U.S. Treasury securities performed well as investors sought a relatively safe haven. Corporate bonds rose sharply in the fall of 2002 as investors looked beyond the months of headlines about bankruptcy and malfeasance. Lower-rated bonds performed the strongest, as investors looked ahead to better economic times. U.S. government bonds also produced positive performance, as would be expected in a declining interest rate environment. However, mortgage returns were restrained by record refinancing, as investors in such bonds saw their capital returned earlier than expected. Generally speaking, bonds have done well over the past three years, providing a strong counterpoint to stocks during that time.

LOOKING AHEAD: POSITIVE OUTLOOK FOR STOCKS COULD SIGNAL A CHALLENGING TIME FOR BONDS

An improving economy could be a positive sign for stocks, and investors are hopeful about the possibility of continued low interest rates, contained inflation and increased corporate profits. However, such an environment is typically more challenging for bonds because interest rates typically rise when the economy strengthens. Worsening federal budget deficits are also a major concern, since massive U.S. government borrowing would exert upward pressure on interest rates and inflation.

MONTGOMERY FUNDS

During this period of mixed economic data, it is important to ensure that your investment portfolio is properly diversified. While diversification may not prevent losses in a market sell-off, it may help reduce them and keep you on track to reach your financial goals. You may wish to review your portfolio with an investment professional.

Once again, we would like to welcome those of you who are new to the Wells Fargo Funds family. Please know that through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also visit our Web site at www.wellsfargofunds.com.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

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MONTGOMERY FUNDS	PERFORMANCE HIGHLIGHTS

MONTGOMERY EMERGING MARKETS FOCUS FUND

INVESTMENT OBJECTIVE

The Wells Fargo Montgomery Emerging Markets Focus Fund (the Fund) seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

FUND MANAGERS

Josephine Jiménez, CFA

Frank Chiang

INCEPTION DATE

12/31/97

PERFORMANCE HIGHLIGHTS

The Fund’s Class A shares returned 5.33%1 for the 12-month period ended June 30, 2003, excluding sales charges, underperforming the Morgan Stanley Capital International Emerging Markets Free Index2 (MSCI EMF), which returned 6.96%.

The major global stock markets experienced volatility throughout most of the period, as factors such as high oil prices, weakness in technology shares, and the war in Iraq put pressure on emerging markets while depressing the economies of developed countries that represent an important end-market for emerging markets’ exports. In the final months of the reporting period, however, an easing of global geopolitical concerns bolstered investor confidence and improved the outlook for most major markets. During this period, investors flocked to previously abandoned stocks in telecommunications and information technology, persistently high oil prices continued to drive energy stocks higher, and improved market activity helped support selected financials. Furthermore, low inflation in the U.S. and Europe allowed central banks to lower short-term interest rates and support mounted for additional tax cuts. This activity provided important strength to financial markets that now are appearing to emerge from a prolonged period of sluggish growth.

Weakness in shares of POSCO, one of Korea’s leading steel manufacturers, detracted from the Fund’s returns. Despite this weakness, we maintained the Fund’s position in POSCO, as we believe that the company’s fundamentals remain intact and that weakness in the stock has largely been driven by short-term sentiment in the Korean market. In addition, another Fund holding, Synnex Technology International, a Taiwanese manufacturer and distributor of personal computers, also experienced declines in technology shares in the region.

In the communications area, Mobile Telesystems and Vimpel Communications in Russia were among the Fund’s best performing holdings. We remain optimistic on the expected growth of Russia’s wireless market over the next several years. Lastly, although Komercni Banka, a bank in the Czech Republic, was one of the best performers in the Fund’s portfolio, we reduced our position in the bank, due to near-term slower economic growth prospects. While Komercni Banka possesses a strong franchise, we believe that a weak business-lending environment caused by a generally sluggish regional economy and structural economic reforms necessary for European Union membership may limit growth prospects over the next year.

STRATEGIC OUTLOOK

An easing of global tensions has given us a more optimistic outlook for the second half of 2003, and with it, removed an obstacle to higher valuations. Despite the run-up during the second quarter of 2003, we believe that emerging market equities remain more attractively valued than their developed market counterparts. Although risks remain constant, we are encouraged by the prospect of a potential upturn in the global economy.

1   Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower.

Performance shown for the Class A, Class B, Class C and Institutional Class shares of the Wells Fargo Montgomery Emerging Markets Focus Fund for periods prior to June 9, 2003, reflects the performance of the Class A, Class B, Class C and Class R shares, respectively, of the Montgomery Emerging Markets Focus Fund (the accounting survivor of a merger of the Montgomery Emerging Markets Focus Fund and Montgomery Emerging Markets Fund with the Wells Fargo Montgomery Emerging Markets Focus Fund), its predecessor fund, adjusted to reflect applicable sales charges. Effective at the close of business on June 6, 2003, certain of the Montgomery Funds were reorganized into certain of the Wells Fargo Funds. Performance shown for the Class A, Class B and Class C shares of the Fund for periods prior to October 31, 2001, reflects the performance of the predecessor fund’s Class R shares, adjusted to reflect each Class’s fees and expenses.

For Class A shares, the maximum front-end sales charge is 5.75% and a 2.00% redemption fee is assessed on Class A shares redeemed or exchanged within three months after purchase. The maximum contingent-deferred sales charge (CDSC) for Class B shares is 5.00%. For Class C shares, the maximum front-end sales charge is 1.00% and the maximum CDSC is 1.00%. Performance including sales charges assumes the maximum sales charge for the corresponding time period. Institutional Class shares are sold without sales charges.

2   The Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF) is a free, float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The Index is currently comprised of approximately 26 emerging market country indices. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS	MONTGOMERY FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF JUNE 30, 2003)

	Including Sales Charge			Excluding Sales Charge
	1-Year	5-Year	Life of Fund	1-Year	5-Year	Life of Fund

Wells Fargo Montgomery Emerging Markets Focus Fund – Class A	(0.72)	9.64	7.34	5.33	10.95	8.50

Wells Fargo Montgomery Emerging Markets Focus Fund – Class B	(0.36)	10.50	8.21	4.64	10.77	8.34

Wells Fargo Montgomery Emerging Markets Focus Fund – Class C	2.34	9.64	7.22	4.37	9.86	7.42

Wells Fargo Montgomery Emerging Markets Focus Fund – Institutional Class				5.79	11.31	8.88

Benchmark

MSCI EMF Index				6.96	2.52	(1.53)

CHARACTERISTICS (AS OF JUNE 30, 2003)

Beta*	0.92

Price to Earnings Ratio (trailing 12 months)	12.4	x

Price to Book Ratio	1.4	x

Median Market Cap. ($B)	4.9

Number of Holdings	35

Portfolio Turnover	210%
*	A measure of the Fund’s sensitivity to market movements. The benchmark beta is 1.00 by definition.

TEN LARGEST EQUITY HOLDINGS[3] (AS OF JUNE 30, 2003)

Samsung Electronics Company	7.84%

Mobile Telesystems	5.32%

Compal Electronics, Inc.	4.76%

Brasil Telecom Participacoes S.A.	4.68%

Petroleo Brasileiro S.A.	4.56%

Impala Platinum Holdings Limited	4.36%

Companhia Siderurgica Nacional S.A. (CSN)	3.82%

Shinhan Financial Group Co., Ltd.	3.48%

Philippine Long Distance Telephone Company	3.43%

Fomento Economico Mexico, S.A. de C.V.	3.36%

PORTFOLIO COMPOSITION4 (AS OF JUNE 30, 2003)

GROWTH OF $10,000 INVESTMENT5

3   The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

4   Portfolio holdings are subject to change.

5   The chart compares the performance of the Wells Fargo Montgomery Emerging Markets Focus Fund Class A and Institutional Class shares for the life of the Fund with the MSCI EMF Index. The chart assumes a hypothetical investment of $10,000 in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

MONTGOMERY FUNDS	PERFORMANCE HIGHLIGHTS

MONTGOMERY INSTITUTIONAL EMERGING MARKETS FUND

INVESTMENT OBJECTIVE

The Wells Fargo Montgomery Institutional Emerging Markets Fund (the Fund) seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

FUND MANAGERS

Josephine Jiménez, CFA

Frank Chiang

INCEPTION DATE

12/17/93

PERFORMANCE HIGHLIGHTS

The Fund returned 7.71%1 for the 12-month period ended June 30, 2003, outperforming the Morgan Stanley Capital International Emerging Markets Free Index2 (MSCI EMF), which returned 6.96%.

The major global stock markets experienced volatility throughout most of the period, as factors such as high oil prices, weakness in technology shares, and the war in Iraq put pressure on emerging markets while depressing the economies of developed countries that represent an important end-market for emerging markets’ exports. In the final months of the reporting period, however, an easing of global geopolitical concerns bolstered investor confidence and improved the outlook for most major markets. During this period, investors flocked to previously abandoned stocks in telecommunications and information technology, persistently high oil prices continued to drive energy stocks higher, and improved market activity helped support selected financials. Furthermore, low inflation in the U.S. and Europe allowed central banks to lower short-term interest rates and support mounted for additional tax cuts. This activity provided important strength to financial markets that now are appearing to emerge from a prolonged period of sluggish growth.

In Russia, Mobile Telesystems, a Fund holding, performed well as the company continued to be recognized for its strong fundamentals and ability to take market share in the country’s developing wireless market. We remain optimistic on the expected growth of Russia’s wireless market over the next several years. Additionally, Russian oil producer Yukos Corporation remained one of the Fund’s largest holdings and strongest performers. However, we limited our exposure to Yukos due to our belief that oil prices may decline substantially in the coming months. Lastly, although Komercni Banka, a bank in the Czech Republic, was one of the best performers in the Fund’s portfolio, we reduced our position in the bank, due to near-term slower economic growth prospects. While Komercni Banka possesses a strong franchise, we believe that a weak business-lending environment caused by a generally sluggish regional economy and structural economic reforms necessary for European Union membership may limit growth prospects over the next year.

Weakness during the period came primarily from the Fund’s holdings in the Korean financial sector. Despite this weakness, we maintained the Fund’s holdings in Kookmin Bank, as we believed the company’s fundamentals remained solid, and that weakness in the stock was driven primarily by short-term market sentiment. Poor returns in the technology sector in North Asia also detracted from the Fund’s performance. Fund holdings that suffered simultaneously with the weak global environment for technology shares included Taiwan Semiconductor and United Micro Electronics. Despite the lackluster performance of technology shares over the one-year period, during the second quarter of 2003, technology shares experienced a sharp recovery that was driven by an improving outlook for business spending in the U.S. and Europe, the end to the War in Iraq, and recovery following the SARS epidemic.

STRATEGIC OUTLOOK

An easing of global tensions has given us a more optimistic outlook for the second half of 2003, and with it, removed an obstacle to higher valuations. Despite the run-up during the second quarter of 2003, we believe that emerging market equities remain more attractively valued than their developed market counterparts. Although risks remain constant, we are encouraged by the prospect of a potential upturn in the global economy.

PERFORMANCE HIGHLIGHTS	MONTGOMERY FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF JUNE 30, 2003)

	Excluding Sales Charge
	1-Year	5-Year	Life of Fund

Wells Fargo Montgomery Institutional Emerging Markets Fund – Select Class	7.71	1.00	(2.70)

Benchmark

MSCI EMF Index	6.96	2.52	(2.15)

CHARACTERISTICS (AS OF JUNE 30, 2003)

Beta*	1.02

Price to Earnings Ratio (trailing 12 months)	11.5	x

Price to Book Ratio	1.46	x

Median Market Cap. ($B)	3.53

Number of Holdings	86

Portfolio Turnover	80%
*	A measure of the Fund’s sensitivity to market movements. The benchmark beta is 1.00 by definition.

TEN LARGEST EQUITY HOLDINGS[3] (AS OF JUNE 30, 2003)

Samsung Electronics Company Limited	6.11%

Taiwan Semiconductor Manufacturing Company Limited	3.33%

Petroleo Brasileiro S.A.	3.27%

Anglo American PLC	3.26%

POSCO	2.93%

Mobile Telesystems	2.75%

YUKOS, Sponsored ADR	2.43%

Cemex S.A. de C.V.	2.34%

ABSA Group Limited	2.32%

Compal Electronics Inc.	2.27%

PORTFOLIO COMPOSITION4 (AS OF JUNE 30, 2003)

GROWTH OF $10,000 INVESTMENT 5

1   Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower.

Performance shown for the Select Class shares of the Wells Fargo Montgomery Institutional Emerging Markets Fund for periods prior to June 9, 2003, reflects the performance of the single class of shares of the Montgomery Institutional Series: Emerging Markets Portfolio (the accounting survivor of a merger of the Montgomery Institutional Series: Emerging Markets Portfolio and the Wells Fargo Montgomery Institutional Emerging Markets Fund), its predecessor fund. Effective at the close of business on June 6, 2003, certain of the Montgomery Funds were reorganized into certain of the Wells Fargo Funds. Select Class shares are sold without sales charges.

2   The Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF) is a free, float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The Index is currently comprised of approximately 26 emerging market country indices. You cannot invest directly in an index.

3   The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

4   Portfolio holdings are subject to change.

5   The chart compares the performance of the Wells Fargo Montgomery Institutional Emerging Markets Fund Select Class shares for the life of the Fund with the MSCI EMF Index. The chart assumes a hypothetical investment of $10,000 in the Select Class shares and reflects all operating expenses.

MONTGOMERY FUNDS	PERFORMANCE HIGHLIGHTS

MONTGOMERY MID CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Wells Fargo Montgomery Mid Cap Growth Fund (the Fund) seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

FUND MANAGERS

Jerome “Cam” Philpott, CFA

Stuart Roberts

INCEPTION DATE

12/30/94

PERFORMANCE HIGHLIGHTS

The Fund’s Class A shares returned (1.04)%1 for the 12-month period ended June 30, 2003, excluding sales charges. The Fund’s Class A shares outperformed the Russell 2000® Index2, which returned (1.64)%, and underperformed the Russell Midcap® Growth Index3, which returned 7.35%.

Geopolitical issues were on investors’ minds throughout the year, and the market reacted positively to the end to the war in Iraq. The Federal Reserve Board consistently reduced short-term interest rates, which at the end of June reached 1%, the lowest level in half a century. Consumer spending remained a positive factor, with mortgage refinancing continuing at a robust pace.

Fund holdings that detracted from performance during the period included Blockbuster Inc. in the consumer discretionary sector. The company suffered during the period due to weaker-than-expected earnings due to compressed margins on sales of DVDs during the holidays, and we did not see the potential for margin expansion in this product category. As a result, we sold the Fund’s position in Blockbuster. Even though mortgage insurer Radian Group detracted from the Fund’s returns during the reporting period, we continued to hold the stock. We believe that Radian’s diverse book of business and valuation of its shares continue to represent attractive value over the long term. Another holding, Pepsi Bottling Group, detracted from the Fund’s performance. We expected the company’s volume to grow significantly from its acquisition in Mexico, which did not materialize. We sold the Fund’s position in Pepsi entirely and were able to liquidate our holding before the company lowered its estimates, avoiding further deterioration in the share price.

The Fund enjoyed solid performance from its holdings in the communications and technology sectors. In the wireless industry, Nextel Communications, the Fund’s top performing holding, benefited from its operational achievements in consistently producing higher revenues per subscriber. Additionally, Yahoo! performed well for the Fund as the company demonstrated strong operating leverage throughout the year. In the second quarter of 2003, software company Citrix Systems also performed well, as the company posted strong results driven by its core MetaFrame product.

STRATEGIC OUTLOOK

An improving economy could be a positive sign for stocks, as investors seem hopeful about continued low interest rates, contained inflation and increased corporate profits. Other encouraging trends include tax cuts, lower energy prices, and a strong housing market. The strengthening market has rewarded companies for earnings growth, and we believe that strong fundamentals may continue to boost equity prices for the remainder of 2003.

1   Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower.

Performance shown for the Class A, Class B and Class C shares of the Wells Fargo Montgomery Mid Cap Growth Fund for periods prior to June 9, 2003, reflects the performance of the Class R shares of the Montgomery Mid Cap Fund (the accounting survivor of a merger of the Montgomery Mid Cap Fund and the Wells Fargo Montgomery Mid Cap Growth Fund), its predecessor fund. Effective at the close of business on June 6, 2003, certain of the Montgomery Funds were reorganized into certain of the Wells Fargo Funds. Performance shown for the Class A shares reflects the performance of the predecessor fund’s Class R shares, adjusted to reflect applicable sales charges. Performance shown for the Class B and Class C shares reflects the performance of the predecessor fund’s Class R shares, adjusted to reflect each Class’s fees and expenses.

PERFORMANCE HIGHLIGHTS	MONTGOMERY FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF JUNE 30, 2003)

	Including Sales Charge			Excluding Sales Charge
	1-Year	5-Year	Life of Fund	1-Year	5-Year	Life of Fund

Wells Fargo Montgomery Mid Cap Growth Fund – Class A	(6.73)	(3.73)	6.69	(1.04)	(2.58)	7.43

Wells Fargo Montgomery Mid Cap Growth Fund – Class B	(8.57)	(4.13)	6.40	(3.57)	(3.67)	6.40

Wells Fargo Montgomery Mid Cap Growth Fund – Class C	(5.52)	(3.86)	6.28	(3.57)	(3.67)	6.40

Benchmarks

Russell 2000® Index				(1.64)	0.97	8.60

Russell Midcap® Growth Index				7.35	(0.64)	9.05

FUND CHARACTERISTICS (AS OF JUNE 30, 2003)

Price to Earnings (trailing 12 months)	22.4	x

Price to Book Ratio	2.8	x

Median Market Cap. ($B)	4.3

Number of Holdings	117

Portfolio Turnover	142%

TEN LARGEST EQUITY HOLDINGS[4] (AS OF JUNE 30, 2003)

Brunswick Corporation	3.36%

Rent-A-Center Incorporated	2.90%

WW Grainger Incorporated	2.84%

Apollo Group Incorporated	2.49%

Starwood Hotels & Resorts	2.47%

GTECH Holdings Corporation	2.38%

Affiliated Computer Services Incorporated	2.30%

Yahoo! Incorporated	2.28%

Amdocs Limited	2.24%

Renaissance Holdings Limited	2.21%

SECTOR DISTRIBUTION5 (AS OF JUNE 30, 2003)

GROWTH OF $10,000 INVESTMENT6

For Class A shares, the maximum front-end sales charge is 5.75%. The maximum contingent-deferred sales charge (CDSC) for Class B shares is 5.00%. For Class C shares, the maximum front-end sales charge is 1.00% and the maximum CDSC is 1.00%. Performance including sales charges assumes the maximum sales charge for the corresponding time period.

2    The Russell 2000® Index measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot directly invest in an index.

3    The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to book ratios and higher forecasted growth values. You cannot invest directly in an index.

4    The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

5    Portfolio holdings is subject to change.

6    The chart compares the performance of the Wells Fargo Montgomery Mid Cap Growth Fund Class A shares for the life of the Fund with the Russell 2000® Index and the Russell Midcap® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

MONTGOMERY FUNDS	PERFORMANCE HIGHLIGHTS

MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND

INVESTMENT OBJECTIVE

The Wells Fargo Montgomery Short Duration Government Bond Fund (the Fund) seeks current income consistent with capital preservation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

FUND MANAGERS

Marie Chandoha

William Stevens

INCEPTION DATE

12/18/92

PERFORMANCE HIGHLIGHTS

The Fund’s Class A shares returned 4.69%1 for the 12-month period ended June 30, 2003, excluding sales charges. The Fund underperformed its benchmark, the Lehman Brothers 1-3 Year Government Bond Index2, which returned 4.88% for the period. The Fund’s Class A shares distributed $0.39 per share in dividend income and $0.08 per share in capital gains during the period.

Our overweight holding of mortgage-backed securities drove the Fund’s performance during the period, as prepayment-resilient securities had a significant yield advantage over short-term U.S. Treasury securities. However, our overweight holdings of some higher coupon mortgages that underperformed U.S. Treasuries in response to the rally in the bond market detracted from the Fund’s performance. Well-structured, short collateral mortgage obligations (CMOs) of seasoned 15-year mortgages performed well, as their lower loan balances and predictable prepayment profile captured attractive yields. Some of the newer higher coupon mortgage pools underperformed, however, as prepayment rates reached record levels due to the big interest rate drop.

We swapped some of our faster prepaying higher coupon holdings for mortgage pools with 10-year maturities. We believe these new types of mortgages may perform well in both rising and falling interest rate environments. Since the underlying mortgages in these pools have low loan balances, they are less responsive to refinancing risk if interest rates remain low or fall even further. In case of a rising interest rate scenario, their 10-year maturities could serve to buffer the extension risk.

Portfolio turnover for the 12-month period was 331%. Since inception, the Fund’s turnover has ranged from 200% to 600%. Historically, higher turnover within the Fund has often resulted in higher risk-adjusted returns, with minimal trading transaction costs. The greatest amount of turnover within the Fund resulted from our trading of relative value securities and holding temporary Treasury positions.

STRATEGIC OUTLOOK

Due to uncertainties regarding the economic rebound, we continue to seek mortgage instruments that may be resilient to refinancing risk if interest rates fall, but also perform well if interest rates rise. We enter the remainder of 2003 with holdings that reflect this outlook, such as a large holding of 10-year maturity 4.5% and 5.0% mortgage pools and fewer CMOs than the Fund’s usual allocation; a minimal holding of unsecured agency debt securities; about 10% of the Fund’s assets invested in high quality AAA-rated credit card and automobile asset-backed securities; and approximately one-third of the Fund’s assets invested in U.S. Treasuries. We will continue to position the Fund in an effort to outperform the benchmark in a variety of economic scenarios.

1   Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has committed through September 30, 2004, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower.

Performance shown for the Class A, Class B, Class C and Institutional Class shares of the Wells Fargo Montgomery Short Duration Government Bond Fund for periods prior to June 9, 2003, reflects performance of the Class A, Class B, Class C and Class R shares, respectively, of the Montgomery Short Duration Government Bond Fund (the accounting survivor of a merger of the Montgomery Short Duration Government Bond Fund and the Wells Fargo Montgomery Short Duration Government Bond Fund), its predecessor fund, adjusted to reflect applicable sales charges. Effective at the close of business on June 6, 2003, certain of the Montgomery Funds were reorganized into certain of the Wells Fargo Funds. Performance shown for the Class A shares of the Fund prior to March 11, 1996, reflects the performance of the predecessor fund’s Class R shares, adjusted to reflect the Class’s fees and expenses. Performance shown for Class B and Class C shares of the Fund prior to May 31, 2002, reflects the performance of the predecessor fund’s Class R shares, adjusted to reflect each Class’s fees and expenses. Performance shown for the Institutional Class shares of the Fund prior to June 9, 2003, reflects the performance of the predecessor fund’s Class R shares.

For Class A shares, the maximum front-end sales charge is 3.00%. The maximum contingent-deferred sales charge (CDSC) for Class B shares is 3.00%. The maximum CDSC for Class C shares is 1.00%. Performance including sales charge assumes the maximum sales charge for the period shown. Institutional Class shares are sold without sales charges.

2   The Lehman Brothers 1-3 Year Government Bond Index is composed of publicly issued, non-convertible domestic debt of the U.S. Government and its agencies. The Index also includes corporate debt guaranteed by the U.S. Government. Only notes and bonds with maturities between one year and 2.9 years are included in the Index. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS	MONTGOMERY FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF JUNE 30, 2003)

	Including Sales Charge			Excluding Sales Charge
	1-Year	5-Year	10-Year	1-Year	5-Year	10-Year

Wells Fargo Montgomery Short Duration Government Bond Fund – Class A	1.55	5.09	5.49	4.69	5.73	5.81

Wells Fargo Montgomery Short Duration Government Bond Fund – Class B	0.76	5.49	5.69	3.76	5.49	5.69

Wells Fargo Montgomery Short Duration Government Bond Fund – Class C	2.79	5.49	5.69	3.79	5.49	5.69

Wells Fargo Montgomery Short Duration Government Bond Fund – Institutional Class				5.08	6.06	6.10

Benchmark

Lehman Brothers 1-3 Year Government Bond Index				4.88	6.19	5.88

CHARACTERISTICS (AS OF JUNE 30, 2003)

Portfolio Turnover	331%

Number of Holdings	75

Average Credit Quality[3]	Aaa

Weighted Average Coupon	4.34

Estimated Weighted Average Maturity	1.74 years

Estimated Average Duration	1.60 years

NAV (Class A, B, C, I)	$10.28, $10.29, $10.30, $10.30

Distribution Rate[4] (Class A, B, C & I)	2.50%, 1.81%, 1.78%, 2.95%

SEC Yield[5] (Class A, B, C, I)	2.38%, 1.71%, 1.69%, 2.81%

PORTFOLIO ALLOCATION6 (AS OF JUNE 30, 2003)

GROWTH OF $10,000 INVESTMENT7

3   The average credit quality is compiled from ratings from Standards & Poor’s and/or Moody’s Investors Service (together “rating agencies”). Standard & Poor’s is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

4   The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund’s most recent income dividend and dividing that figure by the applicable current public offering price.

5   SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

6   Portfolio holdings are subject to change.

7   The chart compares the performance of the Wells Fargo Montgomery Short Duration Government Bond Fund Class A and Institutional Class shares for the most recent 10 years with the Lehman Brothers 1-3 Year Government Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 3.00%.

MONTGOMERY FUNDS	PERFORMANCE HIGHLIGHTS

MONTGOMERY SMALL CAP FUND

INVESTMENT OBJECTIVE

The Wells Fargo Montgomery Small Cap Fund (the Fund) seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

FUND MANAGERS

Jerome “Cam” Philpott, CFA

Stuart Roberts

INCEPTION DATE

7/13/90

PERFORMANCE HIGHLIGHTS

The Fund’s Class A shares returned 3.72%1 for the 12-month period ended June 30, 2003, excluding sales charges, outperforming the Russell 2000 Index2, which returned (1.64)%, and also outperforming the Russell 2000 Growth Index3, which returned 0.69% over the same period.

Geopolitical issues were on investors’ minds throughout the year, and the market reacted positively to the end to the war in Iraq. The Federal Reserve Board consistently reduced short-term interest rates, which at the end of June reached 1%, the lowest level in half a century. Consumer spending remained a positive factor, with mortgage refinancing continuing at a robust pace.

Disappointments during the period came primarily in the finance sector and in select areas of the health care sector. Even though mortgage insurer, Radian Group detracted from the Fund’s returns during the reporting period, we continued to hold the stock. We believe that Radian’s diverse book of business and valuation of its shares continue to represent attractive value over the long term. Andrx Corporation, a generic pharmaceutical company held by the Fund, declined as one of its key drugs did not receive final FDA approval. Finally, the Fund’s holding in Titan Corporation, a government information technology services company, declined in value when Titan’s President and Chief Operating Officer unexpectedly resigned. We believed this departure created some risks and earnings uncertainty for Titan, and, as a result, sold the Fund’s entire holding.

Pharmaceutical Resources, whose stock price rose by more than 40% early in 2003 on news that the company’s core generic drug business grew faster than anticipated in 2002, was the Fund’s best performer for the one-year period. As a result of this price appreciation, we trimmed the Fund’s position in Pharmaceutical Resources. However, we believe that new product approvals, along with strong sales from generic Prilosec, could accelerate both revenue and earnings growth for the remainder of 2003. Additionally, by the end of the period, the shares traded at a discount to the generic drug industry, and we believe the stock continues to present a compelling value. In the wireless industry, the Fund benefited from its stake in Nextel Partners. Nextel performed well, as its operational achievements consistently produced higher revenues per subscriber and lower average churn rates.

Corinthian Colleges, a post-secondary education company in the consumer sector, posted outstanding earnings and results and was another holding that contributed to the Fund’s performance. Corinthian’s same-campus enrollment growth is among the best in the industry, and we believe that enrollment growth is a strong endorsement of management’s operational expertise. Looking forward, we believe that Corinthian’s internal growth rate will be augmented by select acquisitions. Lastly, in the area of health care, regional HMO Coventry Healthcare performed well for the Fund. The company enjoyed stronger than expected enrollment growth during the period and was one of the leading contributors to the Fund’s performance.

STRATEGIC OUTLOOK

An improving economy could be a positive sign for stocks, as investors seem hopeful about continued low interest rates, contained inflation and increased corporate profits. Other encouraging trends include tax cuts, lower energy prices, and a strong housing market. The strengthening market has rewarded companies for earnings growth, and we believe that strong fundamentals may continue to drive equity prices for the remainder of 2003.

1   Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower.

Performance shown for the Class A, Class B, Class C and Institutional Class shares of the Wells Fargo Montgomery Small Cap Fund for periods prior to June 9, 2003, reflects the performance of the Class R shares of the Montgomery Small Cap Fund (the accounting survivor of a merger of the Montgomery Small Cap Fund’s Class P and Class R and the Wells Fargo Montgomery Small Cap Fund’s Class A), its predecessor fund. Effective at the close of business on June 6, 2003, certain of the Montgomery Funds were reorganized into certain of the Wells Fargo Funds. Performance shown the Class A shares reflects the performance of the predecessor fund’s Class R shares, adjusted to reflect applicable sales charges. Performance shown for the Class B and Class C shares of the Fund for periods prior to June 9, 2003, reflects the performance of the predecessor fund’s Class R shares, adjusted to reflect each Class’s fees and expenses. Performance shown for the Institutional Class shares of the Fund for periods prior to June 9, 2003, reflects the performance of the predecessor fund’s Class R shares, and includes expenses that are not applicable to the Institutional Class shares.

PERFORMANCE HIGHLIGHTS	MONTGOMERY FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF JUNE 30, 2003)

	Including Sales Charge			Excluding Sales Charge
	1-Year	5-Year	10-Year	1-Year	5-Year	10-Year

Wells Fargo Montgomery Small Cap Fund – Class A	(2.25)	(6.32)	4.57	3.72	(5.21)	5.19

Wells Fargo Montgomery Small Cap Fund – Class B	(1.99)	(6.42)	4.42	3.01	(5.90)	4.42

Wells Fargo Montgomery Small Cap Fund – Class C	0.99	(6.09)	4.31	3.01	(5.90)	4.42

Wells Fargo Montgomery Small Cap Fund – Institutional Class				3.83	(5.19)	5.20

Benchmarks

Russell 2000® Index				(1.64)	0.97	8.24

Russell 2000 Growth® Index				0.69	(4.25)	4.35

CHARACTERISTICS (AS OF JUNE 30, 2003)

Beta*	0.82

Price to Earnings Ratio (trailing 12 months)	28.9	x

Median Market Cap. ($B)	1.1

Number of Holdings	92

Portfolio Turnover	169%
*	A measure of the Fund’s sensitivity to market movements.
The benchmark beta is 1.00 by definition.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF JUNE 30, 2003)

Hollywood Entertainment Corporation	3.12%

Rent-A-Center, Inc.	3.00%

Pharmaceutical Resources, Inc.	2.89%

Kroll, Inc.	2.63%

Radio One, Inc. Class D	2.58%

FTI Consulting, Inc.	2.50%

GTECH Holdings Corporation	2.20%

Corinthian Colleges, Inc.	2.15%

Polaris Industries, Inc.	2.08%

Nextel Partners, Inc. Class A	1.84%

SECTOR DISTRIBUTION5 (AS OF JUNE 30, 2003)

GROWTH OF $10,000 INVESTMENT6

For Class A shares, the maximum front-end sales charge is 5.75%. The maximum contingent deferred sales charge (CDSC) for Class B shares is 5.00%. For Class C shares, the maximum front-end sales charge is 1.00% and the maximum CDSC is 1.00%. Performance including sales charges assumes the maximum sales charge for the corresponding time period. Institutional Class shares are sold without sales charges.

2   The Russell 2000® Index measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

3   The Russell 2000 Growth® Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

4   The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

5   Sector distribution is subject to change.

6   The chart compares the performance of the Wells Fargo Montgomery Small Cap Fund Class A and Institutional Class shares for the most recent 10 years with the Russell 2000® Index and Russell 2000 Growth® Index. The chart assumes a hypothetical investment of $10,000 in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

MONTGOMERY FUNDS	PERFORMANCE HIGHLIGHTS

MONTGOMERY TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE

The Wells Fargo Montgomery Total Return Bond Fund (the Fund) seeks total return consisting of both income and capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

FUND MANAGERS

Marie Chandoha

William Stevens

INCEPTION DATE

6/30/97

PERFORMANCE HIGHLIGHTS

The Fund’s Class A shares returned 10.95%,1 excluding sales charges, for the 12-month period ended June 30, 2003, outperforming its benchmark, the Lehman Brothers Aggregate Bond Index (the Index), which returned 10.40%.2 The Fund’s Class A shares distributed $0.62 in dividend income and $0.08 in capital gains during the period.

During the 12-month period, we continued a strategy of seeking mortgage-backed securities that offered protection against refinancing risk. Despite market volatility, we remained overweight in mortgage-backed securities for most of the period. As refinancing hit unprecedented levels, our focus on choosing mortgage pools with structurally lower refinancing rates continued to pay off. In April, however, as mortgages did well, we began to sell into this strength, and ended the period underweight by about 2% as compared to the Index on a risk-adjusted basis.

We also found a number of opportunities to boost performance by splitting several exchangeable collateralized  mortgage obligations (CMOs) holdings into two tranches (a risk maturity into which a multi-class security such as a CMO is split), and immediately selling the two instruments at a higher combined dollar price than our original holding. We pared the Fund’s holdings in CMOs from 13% at March 31, 2003, to 3% by mid-May. This decision served the Fund well as mortgages performed poorly during the latter part of May and performed no better than U.S. Treasuries during the month of June.

In corporate securities, our overweight position in BBB-rated issues contributed to performance as investors reached for spread in the “higher beta” sectors. By June 30, 2003, on a dollar basis, 13.2% of the Fund was positioned in BBB-rated or lower corporate securities, versus 9.7% for the Index. Our overweight positions in telecommunications and cable media also contributed to performance. As the airline industry rallied over the last quarter of the reporting period, this detracted from the Fund’s performance since we had no holdings in the industry. We were concerned about the long-term viability of this industry, which continued to be saddled with huge amounts of debt, high fixed-rate costs, weak pricing, negative free cash flow, and overcapacity.

Portfolio turnover for the 12-month period was 544%. Since inception, the Fund’s turnover has ranged from 200% to 600%. Historically, higher turnover within the Fund has often resulted in higher risk-adjusted returns, with minimal trading transaction costs. The greatest amount of turnover within the Fund resulted from our trading of relative value securities and holding temporary Treasury positions.

STRATEGIC OUTLOOK

In selecting securities for the Fund’s portfolio, we take into consideration a broad range of economic factors. While our baseline hypothesis anticipates a pick up in economic growth, there are other issues that concern us, such as geopolitical risk, deflation, the high level of household debt, the condition of state and local government finances, high unemployment, and the competitive advantage of lower-cost producers like China. We will continue to position the Fund in an effort to outperform the benchmark in a variety of economic scenarios.

1   Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has committed through September 30, 2004, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower.

Performance shown for the Class A, Class B, Class C, Institutional Class and Select Class shares of the Wells Fargo Montgomery Total Return Bond Fund for periods prior to June 9, 2003, reflects the performance of the Class A, Class B, Class C, Class R and I-Class shares, respectively, of the Montgomery Total Return Bond Fund (the accounting survivor of a merger of the Montgomery Total Return Bond Fund and the Wells Fargo Montgomery Total Return Bond Fund), its predecessor fund, adjusted to reflect applicable sales charges. Effective at the close of business on June 6, 2003, certain of the Montgomery Funds were reorganized into certain of the Wells Fargo Funds. Performance for the Class A, Class B and Class C shares of the Fund for periods prior to October 31, 2001, reflects the performance of the predecessor fund’s Class R shares, adjusted to reflect each Class’s fees and expenses. Performance shown for the Select Class shares of the Fund for periods prior to October 31, 2001, reflects the performance of the predecessor fund’s Class R shares, and includes expenses that are not applicable to the Select Class shares. Performance shown for the Institutional Class shares of the Fund for periods prior to June 9, 2003, reflects the performance of the predecessor fund’s Class R shares.

PERFORMANCE HIGHLIGHTS	MONTGOMERY FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF JUNE 30, 2003)

	Including Sales Charge			Excluding Sales Charge
	1-Year	5-Year	Life of Fund	1-Year	5-Year	Life of Fund

Wells Fargo Montgomery Total Return Bond Fund – Class A	5.92	6.67	7.29	10.95	7.67	8.13

Wells Fargo Montgomery Total Return Bond Fund – Class B	4.82	7.07	7.79	9.85	7.38	7.91

Wells Fargo Montgomery Total Return Bond Fund – Class C	7.66	7.01	7.58	9.78	7.23	7.76

Wells Fargo Montgomery Total Return Bond Fund – Institutional Class				11.01	7.73	8.21

Wells Fargo Montgomery Total Return Bond Fund – Select Class				11.05	7.79	8.27

Benchmark

Lehman Brothers Aggregate Bond Index				10.40	7.55	8.04

FUND CHARACTERISTICS (AS OF JUNE 30, 2003)

Portfolio Turnover	544%

Number of Holdings	210

Average Credit Quality[3]	Aa2

Weighted Average Coupon	5.01

Estimated Weighted Average Maturity	5.87 years

Estimated Average Duration	3.91 years

NAV (Class A, B, C, I and Select)
$12.79, $12.80, $12.73, $12.57, $12.58

Distribution Rate[4] (Class A, B, C, I and Select)
3.20%, 2.62%, 2.64%, 3.84%, 3.82%

SEC Yield[5] (Class A, B, C, I and Select)
3.15%, 2.57%, 2.59%, 3.73%, 3.78%

PORTFOLIO ALLOCATION6 (AS OF JUNE 30, 2003)

GROWTH OF $10,000 INVESTMENT7

For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent-deferred sales charge (CDSC) for Class B shares is 5.00%. For Class C shares, the maximum front-end sales charge is 1.00% and the maximum CDSC is 1.00%. Performance including sales charge assumes the maximum sales charge for the period shown. Institutional Class and Select Class shares are sold without sales charges.

2   The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an index.

3   The average credit quality is compiled from ratings from Standards & Poor’s and/or Moody’s Investors Service (together “rating agencies”). Standard & Poor’s is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

4   The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund’s most recent income dividend and dividing that figure by the applicable current public offering price.

5   SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

6   Portfolio holdings are subject to change.

7   The chart compares the performance of the Wells Fargo Montgomery Total Return Bond Fund Class A and Institutional Class shares for the life of the Fund with the Lehman Brothers Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum, initial sales charge of 4.50%.

MONTGOMERY FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003

MONTGOMERY EMERGING MARKETS FOCUS FUND

Shares	Security Name	Value

Common Stock – 95.32%

Brazil – 19.62%

150,032	Brasil Telecom Participacoes SA ADR (Telecommunications)†	$5,618,697

92,700	Companhia Vale do Rio Doce ADR (Mining)	2,572,425

136,947	Companhia Vale do Rio Doce (Mining)	3,747,055

323,100	Petroleo Brasileiro SA – Petrobras (Oil and Gas)†	6,272,781

212,392,894	Companhia Siderurgica Nacional SA (Iron/Steel)	5,255,392

134,400	Uniao de Bancos Brasileiros SA GDR (Banks)	2,306,304

		25,772,654

China – 2.21%

13,006,000	Aluminum Corporation of China Ltd (Mining)	2,902,034

Colombia – 0.00%

3	Pavco SA (Metal Fabricate/Hardware)	0

Czech Republic – 1.92%

34,900	Komercni Banka AS (Banks)	2,518,717

Hong Kong – 1.86%

163,678	China Mobile Limited ADR (Telecommunications)	1,926,490

221,000	China Mobile Limited (Telecommunications)	521,458

		2,447,948

Korea – 16.56%

116,020	Hyundai Motor Company (Auto Manufacturers)	3,069,260

30,090	POSCO (Iron/Steel)	3,123,616

36,289	Samsung Electronics Company Limited (Electrical Components & Equipment)	10,784,926

458,640	Shinhan Financial Group Company Limited (Diversified Financial Services)	4,780,299

		21,758,101

Mexico – 17.16%

577,421	Cemex SA de CV ADR (Building Materials)	12,870,715

111,977	Fomento Economico Mexicano SA de CV ADR (Beverages)	4,613,452

1,904,711	Grupo Mexico SA de CV (Mining)†	2,923,572

329,200	TV Azteca SA de CV ADR (Media)	2,139,800

		22,547,539

Peru – 0.00%

1	Ferreyros SA (Machinery-Construction & Mining)†	0

Philippines – 3.59%

437,900	Philippine Long Distance Telephone ADR (Telecommunications)†	4,716,183

Russia – 8.09%

63,984	Mobile Telesystems ADR (Telecommunications)†	3,775,056

54,000	YUKOS ADR (Oil and Gas)†	3,007,800

68,784	YUKOS ADR (Oil and Gas)	3,851,904

		10,634,760

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003	MONTGOMERY FUNDS

MONTGOMERY EMERGING MARKETS FOCUS FUND

Shares	Security Name	Value

South Africa – 8.92%

660,394	ABSA Group Limited (Banks)	$3,090,042

100,864	Impala Platinum Holdings Limited (Mining)	5,990,051

236,847	Sasol Limited (Oil and Gas)	2,634,959

		11,715,052

Taiwan – 15.39%

1,407,000	Asustek Computer Incorporated (Electronics)†	3,557,138

308,000	AU Optronics Corporation (Electronics)†	213,580

4,884,500	Compal Electronics Incorporated (Computers)	6,548,420

1,427,950	Quanta Computer Incorporated (Computers)	2,949,969

2,732,017	Taiwan Semiconductor Manufacturing Company Limited (Semiconductors)†	4,499,421

4,968,000	Winbond Electronics Corporation (Semiconductors)†	2,454,574

		20,223,102

Turkey – 0.00%

1	Enka Insaat ve Sanayi AS (Commercial Services)	0

Morocco – 0.00%

2	Banque Marocaine du Commerce Exterieur GDR (Banks)^	32

Total Common Stock (Cost $112,640,863)		125,236,122

Total Investment in Securities (Cost $112,640,863)*	95.32%	$125,236,122

Other Assets and Liabilities, Net	4.68	6,145,893

Total Net Assets	100.00%	$131,382,015

†	Non-income earning securities.
^	Securities that may be resold to "Qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
*	Cost for federal income tax purposes is $112,918,733 and net unrealized appreciation (depreciation) consist of:

Gross Unrealized appreciation	$13,352,804
Gross Unrealized depreciation	(1,035,415)

Net Unrealized appreciation	$12,317,389

The accompanying notes are an integral part of these financial statements.

MONTGOMERY FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003

MONTGOMERY INSTITUTIONAL EMERGING MARKETS FUND

Shares	Security Name	Value

Common Stock – 92.18%

Argentina – 0.00%

1	Cresud SA (Agriculture)†	$1

Brazil – 12.30%

39,600	Companhia de Bebidas das Americas ADR (Beverages)	805,860

12,200	Brasil Telecom Participacoes SA ADR (Telecommunications)	456,890

36,900	Companhia Vale do Rio Doce ADR (Mining)	1,023,975

14,000	Companhia Vale do Rio Doce (Mining)	383,059

39,824,600	Centrais Eletricas Brasileiras SA (Electric)	306,769

123,197	Petroleo Brasileiro SA – Petrobras (Oil and Gas)	2,391,791

30,500	Petroleo Brasileiro SA – Petrobras ADR (Oil and Gas)	541,680

38,000,000	Companhia Siderurgica Nacional SA (Iron/Steel)	940,262

78,500,000	Telemar Norte Leste SA Preferred Class A (Telecommunications)	1,076,396

1	Telemar Norte Leste SA Preferred Class B (Telecommunications)	0

62,200	Uniao de Bancos Brasileiros SA ADR (Banks)	1,067,352

		8,994,034

Chile – 0.53%

32,900	Compañia de Telecomunicaciones de Chile SA ADR (Telecommunications)†	388,220

Czech Republic – 1.88%

19,100	Komercni Banka AS (Banks)	1,378,438

Egypt – 0.51%

41,800	MobiNil-Egyptian Mobile Services (Telecommunications)	373,638

Hong Kong – 3.35%

3,082,000	Aluminum Corporation of China Limited (Mining)	687,687

7,100	China Mobile Limited ADR (Telecommunications)	83,567

514,500	China Mobile Limited (Telecommunications)†	1,213,983

2,039,000	China Telecom Corporation Limited (Telecommunications)	468,037

		2,453,274

Hungary – 1.78%

135,400	Matav Rt (Telecommunications)	463,080

86,700	OTP Bank Rt (Banks)†	837,591

		1,300,671

India – 0.01%

900	Satyam Computer Services Limited (Software)	3,725

Indonesia – 0.80%

1,038,000	Telekomunikasi Indonesia TBK PT (Telecommunications)	581,909

Israel – 2.85%

513,500	Bank Hapoalim Limited (Banks)†	1,090,178

17,500	Teva Pharmaceutical Industries ADR (Pharmaceuticals)	996,275

		2,086,453

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003	MONTGOMERY FUNDS

MONTGOMERY INSTITUTIONAL EMERGING MARKETS FUND

Shares	Security Name	Value

Korea – 17.86%

26,140	Hyundai Motor Company (Auto Manufacturers)	$691,522

52,606	Kookmin Bank (Banks)	1,585,446

33,160	Korea Electric Power Corp (Electric)	524,675

33,940	Korean Air Company Limited (Airlines)	389,266

12,560	KT Corporation (Telecommunications)	491,044

15,690	LG Chemical Limited (Chemicals)	630,490

20,635	POSCO (Iron/Steel)	2,142,101

15,026	Samsung Electronics Company Limited (Electrical Components & Equipment)	4,465,659

105,240	Shinhan Financial Group Company Limited (Diversified Financial Services)	1,096,892

6,120	SK Telecom Company Limited (Telecommunications)	1,045,190

		13,062,285

Malaysia – 2.17%

385,800	Commerce Asset Holdings BHD (Banks)	351,282

151,800	Malayan Banking BHD (Banks)	343,549

671,875	Public Bank BHD (Banks)	533,967

138,100	Resorts World BHD (Entertainment)	356,155

		1,584,953

Mexico – 14.76%

214,000	Alfa SA de CV (Holding Companies – Divers)	430,094

79,500	America Movil SA de CV ADR (Telecommunications)	1,490,626

136,300	Apasco SA de CV (Building Materials)	1,056,506

76,600	Cemex SA de CV (Building Materials)	1,707,414

136,900	Consorcio ARA SA de CV (Real Estate)†	272,512

300,600	Controladora Comercial Mexicana SA de CV (Retail)	201,572

64,300	Corporacion GEO SA de CV (Home Builders)†	188,754

15,700	Fomento Economico Mexicano SA de CV ADR (Beverages)	646,840

1,169,400	Grupo Financiero BBVA Bancomer (Diversified Finan Serv)†	990,578

375,000	Grupo Mexico SA de CV (Mining)†	575,594

145,000	Grupo Modelo SA (Beverages)	331,062

72,400	Grupo Elektra SA de CV (Retail)	222,186

15,700	Grupo Televisa SA ADR (Media)	541,650

38,100	Telefonos de Mexico SA de CV ADR (Telecommunications)	1,197,102

70,100	TV Azteca SA de CV ADR (Media)	455,650

164,500	Wal-Mart de Mexico SA de CV (Retail)	486,208

		10,794,348

Morocco – 0.00%

2	Banque Marocaine du Commerce Exterieur GDR (Banks)^	32

Peru – 0.28%

6,800	Compañia de Minas Buenaventura SA ADR (Mining)	204,612

Philippines – 1.74%

3,261,000	Ayala Land Incorporated (Real Estate)	366,096

84,000	Philippine Long Distance Telephone ADR (Telecommunications)†	904,680

		1,270,776

MONTGOMERY FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003

MONTGOMERY INSTITUTIONAL EMERGING MARKETS FUND

Shares	Security Name	Value

Russia – 6.55%

6,900	Lukoil Oil Company Sponsored ADR (Oil and Gas)	$545,100

34,000	Mobile Telesystems ADR (Telecommunications)†	2,006,000

31,875	YUKOS ADR (Oil and Gas)	1,775,438

8,250	YUKOS ADR (Oil and Gas)	462,000

		4,788,538

South Africa – 8.47%

362,800	ABSA Group Limited (Banks)	1,697,572

154,467	Anglo American PLC (Mining)	2,383,643

5,998	Impala Platinum Holdings Limited (Mining)	356,206

90,711	Sasol Limited (Oil and Gas)	1,009,174

144,400	Telkom SA Limited (Telecommunications)†	745,072

		6,191,667

Taiwan – 12.87%

151,000	Ambit Microsystems Corporation (Telecommunications)	466,831

323,000	Asustek Computer Incorporated (Electronics)	816,599

441,780	China Steel Corporation (Iron/Steel)	306,348

1,540,000	Chinatrust Financial Holding Company (Banks)†	1,241,433

1,237,600	Compal Electronics Incorporated (Computers)	1,659,192

702,000	Nan Ya Plastic Corporation (Chemicals)	760,618

184,600	Quanta Computer Incorporated (Computers)	381,361

643,000	Siliconware Precision Industries Company (Semiconductors)†	408,726

1,478,001	Taiwan Semiconductor Manufacturing Company Limited (Semiconductors)†	2,434,154

1,353,000	Winbond Electronics Corporation (Semiconductors)†	668,486

509,000	Yuanta Core Pacific Securities Company (Diversified Financial Services)	266,192

		9,409,940

Thailand – 2.03%

298,600	Advanced Info Service PCL (Telecommunications)	433,269

209,700	Bangkok Bank PCL (Banks)†	336,697

354,800	Kasikornbank PCL (Banks)†	331,254

96,000	Siam Cement PCL (Building Materials)	383,635

		1,484,855

Turkey – 0.44%

1	Enka Insaat ve Sanayi AS (Commercial Services)	0

48,915,000	Tupras Turkiye Petrol Rafine (Oil and Gas)	322,593

		322,593

USA – 1.00%

20,600	Utstarcom Inc (Telecommunications)†	732,741

Total Common Stock (Cost $58,156,046)		67,407,703

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003	MONTGOMERY FUNDS

MONTGOMERY INSTITUTIONAL EMERGING MARKETS FUND

Shares		Interest Rate	Maturity Date	Value

Short-Term Investment – 4.66%

$3,408,798	Wells Fargo Money Market Trust~	1.02%	07/01/2003	$3,408,798

Total Short-Term Investment (Cost $3,408,798)				3,408,798

Total Investment in Securities (Cost $61,564,844)*	96.84%			$70,816,501

Other Assets and Liabilities, Net	3.16			2,310,852

Total Net Assets	100.00%			$73,127,353

†	Non-income earning securities.
~	This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Money Market Fund. The fund does not pay an investment advisory fee to the Wells Fargo Money Market Fund for such investments.
^	Securities that may be resold to “Qualified institutional buyers” under rule 144A or securities offered pursuant to section 4 (2) of the Securities Act of 1933, as amended.
*	Cost for federal income tax purposes is $62,467,891 and net unrealized appreciation (depreciation) consist of:

Gross Unrealized appreciation	$10,944,302
Gross Unrealized depreciation	(2,595,692)

Net Unrealized appreciation	$8,348,610

The accompanying notes are an integral part of these financial statements.

MONTGOMERY FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003

MONTGOMERY MID CAP GROWTH FUND

Shares	Security Name	Value

Common Stock – 95.35%

Agricultural Production Livestock & Animal Specialized – 1.74%

30,000	Murphy Oil Corporation†	$1,578,000

Amusement & Recreation Services – 1.28%

34,200	Westwood One Incorporated†	1,160,406

Building Construction – General Contractors & Operative Builders – 2.45%

27,200	Lennar Corporation Class A†	1,944,800

2,720	Lennar Corporation Class B†	186,864

2,900	Toll Brothers Incorporated†	82,099

		2,213,763

Business Services – 21.02%

45,500	Affiliated Computer Services Incorporated†	2,080,714

84,500	Amdocs Limited†	2,028,000

64,616	Citric Systems Incorporated†	1,315,582

22,600	Electronic Arts Incorporated†	1,672,173

57,125	GTECH Holdings Corporation	2,150,754

42,700	Lamar Advertising Company†	1,503,467

30,725	Manpower Incorporated	1,139,590

42,100	Monster Worldwide Incorporated†	830,633

34,600	Rent-A-Center Incorporated†	2,623,026

36,400	Symantec Corporation†	1,596,504

62,900	Yahoo! Incorporated†	2,060,604

		19,001,047

Chemicals & Allied Products – 5.34%

7,832	Andrx Corporation†	155,856

17,309	Gilead Sciences Incorporated†	962,034

23,739	IDEC Pharmaceuticals Corporation†	807,126

25,996	Medimmune Incorporated†	945,475

40,169	Pharmaceutical Resources Incorporated†	1,954,624

		4,825,115

Communications – 5.33%

26,375	Entercom Communications Corporation†	1,292,639

49,000	InterActiveCorp†	1,938,930

87,600	Nextel Communications Incorporated†	1,583,808

		4,815,377

Educational Services – 4.66%

36,500	Apollo Group Incorporated†	2,254,240

14,400	Career Education Corporation†	985,248

20,050	Corinthian Colleges Incorporated†	973,829

		4,213,317

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003	MONTGOMERY FUNDS

MONTGOMERY MID CAP GROWTH FUND

Shares	Security Name	Value

Electronic & Other Electrical Equipment & Components, Except Computer Equipment – 8.45%

25,600	Analog Devices Incorporated†	$891,392

13,900	Harman International Industries Incorporated†	1,100,046

59,400	Intersil Corporation†	1,580,634

27,400	Linear Technology Corporation	882,554

63,400	Network Appliance Incorporated†	1,027,714

27,500	QLOGIC Corporation†	1,329,075

42,890	Zoran Corporation†	823,917

		7,635,332

Engineering, Accounting, Research Management & Related Services – 0.62%

23,555	Resources Connection Incorporated†	562,022

Fabricated Metal Products, Except Machinery & Transportation Equipment – 1.36%

27,100	Ball Corporation	1,233,321

General Merchandise Stores – 0.24%

5,575	Family Dollar Stores	212,686

Health Services – 0.13%

2,522	Coventry Health Care Incorporated†	116,416

Home Furniture, Furnishings, & Equipment Stores – 1.19%

26,185	Bed Bath & Beyond Incorporated†	1,016,240

3,050	Pier 1 Imports Incorporated	62,220

		1,078,460

Hotels, Rooming Houses, Camps, & Other Lodge Places – 3.59%

78,000	Starwood Hotels & Resorts Worldwide Incorporated	2,230,020

40,400	Station Casinos Incorporated†	1,020,100

		3,250,120

Insurance Carriers – 5.96%

52,700	Health Net Incorporated†	1,736,465

45,086	Radian Group Incorporated	1,652,402

44,000	Renaissance Holdings Limited	2,002,880

		5,391,747

Legal Services – 2.06%

74,850	FTI Consulting Incorporated†	1,869,005

Miscellaneous Retail – 0.16%

4,675	Dollar Tree Stores Incorporated†	148,338

Motor Freight Transportation & Warehousing – 1.60%

62,397	Yellow Corporation†	1,444,491

Non-Depository Credit Institutions – 2.17%

28,200	Countrywide Financial Corporation	1,961,874

MONTGOMERY FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003

MONTGOMERY MID CAP GROWTH FUND

Shares	Security Name	Value

Oil & Gas Extraction – 8.85%

2,365	BJ Services Company†	$88,357

25,586	Devon Energy Corporation	1,366,292

54,950	ENSCO International Incorporated	1,478,155

28,825	Nabors Industries Limited†	1,140,029

24,500	Noble Corporation†	840,350

43,700	Patterson-UTI Energy Incorporated†	1,415,880

74,500	Rowan Companies Incorporated†	1,668,800

		7,997,863

Personal Services – 1.07%

21,200	Weight Watchers International Incorporated†	964,388

Printing, Publishing, & Allied Industries – 2.12%

21,600	Scripps Company (EW)	1,916,352

Railroad Transportation – 1.54%

24,000	Union Pacific Corporation†	1,392,480

Security & Commodity Brokers, Dealers, Exchanges & Services – 4.12%

85,100	Ameritrade Holding Corporation†	630,592

194,900	E*TRADE Group Incorporated†	1,656,650

19,775	Lehman Brothers Holdings Incorporated	1,314,642

3,141	Neuberger Berman Incorporated	125,358

		3,727,242

Transportation Equipment – 3.36%

121,400	Brunswick Corporation	3,037,428

Transportation Services – 1.03%

26,300	CH Robinson Worldwide Incorporated†	935,228

Water Transportation – 1.06%

41,300	Royal Caribbean Cruises Limited	956,508

Wholesale Trade-Durable Goods – 2.85%

55,000	WW Grainger Incorporated	2,571,800

Total Common Stock (Cost $71,888,940)		86,210,126

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003	MONTGOMERY FUNDS

MONTGOMERY MID CAP GROWTH FUND

Shares	Security Name	Value

Short-Term Investment – 1.84%

1,660,474	Wells Fargo Money Market Trust Fund~	$1,660,474

Total Short-Term Investment (Cost $1,660,474)		1,660,474

Total Investment in Securities
(Cost $73,549,414)*	97.19%	$87,870,600

Other Assets and Liabilities, Net	2.81	2,540,833

Total Net Assets	100.00%	$90,411,433

†	Non-income earning securities.
*	Cost for federal income tax purposes is $74,430,439 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$14,948,906
Gross Unrealized Depreciation	(1,508,745)

Net Unrealized Appreciation	$13,440,161

~	This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo money market fund. The fund does not pay an investment advisory fee to the Wells Fargo money market fund for such investments.

The accompanying notes are an integral part of these financial statements.

MONTGOMERY FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003

MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Asset Backed Securities – 0.30%

$338,882	EQCC Home Equity Loan Trust Class A3F Series 1	5.92%	11/20/24	$341,574

545,016	FHLMC Class A4 Structured Pass Through Securities Series 22	7.12	10/25/27	565,456

900,000	Volkswagen Auto Loan Enhanced Trust	1.93	01/20/10	899,994

Total Asset Backed Securities (Cost $1,813,740)				1,807,024

US Government Agency Securities – 53.82%

Federal Home Loan Bank – 0.83%

4,550,000	FHLB Series G 03	7.63	07/30/03	4,572,213

500,000	FHLB Series H 03	7.64	07/29/03	502,351

				5,074,564

Federal Home Loan Mortgage Corporation – 29.40%

1,750,000	FHLMC	6.38	11/15/03	1,784,963

12,321,671	FHLMC #C01376	7.00	07/01/32	12,918,095

3,390,498	FHLMC #C69467	6.50	08/01/32	3,528,315

2,613,341	FHLMC #C75021	6.50	12/01/32	2,719,568

20,843,262	FHLMC #E89787	6.00	05/01/17	21,675,532

7,482,676	FHLMC #E93474	5.50	01/01/18	7,760,925

15,609,135	FHLMC #E93714	5.50	01/01/18	16,189,573

976,788	FHLMC #E95379	5.00	02/01/13	1,016,794

2,593,246	FHLMC #E95972	5.00	04/01/13	2,699,871

8,485,566	FHLMC #E96235	4.50	05/01/13	8,709,977

209,402	FHLMC #L74820	5.00	09/01/03	212,085

5,122	FHLMC #M80818	4.50	05/01/10	5,274

56,315,000	FHLMC 15 Year TBA%%	4.50	08/01/18	57,282,942

9,586,084	FHLMC Class C Series 1662	6.25	06/15/08	9,924,510

5,994,752	FHLMC Class CA Series 1490	6.50	04/15/08	6,252,299

105,708	FHLMC Class G Series 1618	5.85	10/15/07	105,676

7,555,523	FHLMC Class H Series 1594	6.00	10/15/08	7,983,315

5,096,960	FHLMC Class K Series 2122	6.00	02/15/29	5,251,678

3,481,362	FHLMC Class PG Series 1488	7.00	04/15/08	3,677,194

3,305,000	FHLMC Class PT Series 1626	6.00	12/15/08	3,554,972

4,600,783	FHLMC Class TU Series 2509	5.50	10/15/09	4,878,760

1,565,419	FHLMC Class VA Series 2122	6.00	09/15/05	1,585,591

				179,717,909

Federal National Mortgage Association – 23.27%

15,855,614	FNMA	5.50	02/01/17	16,472,964

7,547,827	FNMA	5.75	07/25/26	7,547,664

377,727	FNMA #252432	5.00	02/01/09	389,796

31,845,608	FNMA #254805	5.00	05/01/13	33,120,916

3,628,072	FNMA #323762	6.50	05/01/29	3,783,397

1,080,633	FNMA #420599	5.00	03/01/27	1,102,596

3,783,406	FNMA Class B Series 11	5.50	04/25/07	3,886,381

1,237,432	FNMA Class CA Series 53	5.75	06/25/31	1,263,198

380,054	FNMA Class D Series 99	6.70	03/25/04	385,491

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003	MONTGOMERY FUNDS

MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Federal National Mortgage Association (continued)

$12,078,110	FNMA Class HB Series 193	6.50%	11/25/07	$12,714,815

10,950,000	FNMA Class K Series 188	6.00	10/25/08	12,164,760

3,693,037	FNMA Class MK Series 13	4.25	10/25/06	3,716,278

8,295,000	FNMA Class PC Series 240	6.25	07/25/13	8,742,806

4,056,797	FNMA Class PH Series 10	6.50	12/25/07	4,196,174

6,058,978	FNMA Class QU Series 70	5.50	05/25/10	6,459,181

6,706,622	FNMA Class VA Series 78	5.50	06/25/10	7,094,048

1,997,296	FNMA Class VE Series 34	6.50	09/25/05	2,018,199

3,404,944	FNMA Class ZB Series 104	6.50	07/25/23	3,530,340

13,342,446	FNMA Series 41 Class OK	4.50	07/25/17	13,705,139

				142,294,143

Government National Mortgage Association – 0.32%

697,465	GNMA Class VA Series 22	7.00	01/16/05	704,854

1,238,861	GNMA Class Vl Series 18	6.50	07/20/05	1,279,972

				1,984,826

Total US Government Agency Securities (Cost $327,642,871)				329,071,442

Corporate Bonds & Notes – 9.30%

Depository Institutions – 0.49%

3,000,000	American Express Credit Account Master Trust Series 2003-4 Class A	1.69	01/15/09	2,999,216

Financial Services – 4.10%

4,430,000	American Express Credit Account Master Trust Class A Series 1	5.60	11/15/06	4,583,945

1,242,000	American Express Credit Account Master Trust Class A Series 2001-2	5.53	10/15/08	1,359,284

600,000	Capital Auto Receivables Asset Trust Class A2A Series 1	2.27	01/17/06	607,882

3,380,000	Capital Auto Receivables Asset Trust Class A4 Series 2	5.00	12/15/06	3,501,381

1,926,193	Chase Funding Mortgage Loan Asset Backed Certificates Class 2A1 Series 3±	1.57	10/25/31	1,924,713

4,015,000	Citibank Credit Card Insurance Trust Class A1 Series A1	6.90	10/15/07	4,466,706

600,000	Ford Credit Auto Owner Trust Class A3A Series A	2.20	07/17/06	607,527

1,140,000	Ford Credit Auto Owner Trust Class A3A Series B	4.14	12/15/05	1,165,244

3,750,000	Ford Credit Auto Owner Trust Class A3A Series D	2.68	02/15/06	3,813,486

2,800,000	MBNA Master Credit Card Trust USA Class A Series I	6.55	01/15/07	2,963,346

37,500	Sears Credit Account Master Trust Class A Series 1	6.20	07/16/07	37,575

				25,031,089

Transportation Services – 4.71%

5,000,000	BMW Vehicle Owner Trust Series A Class A3	1.94	02/25/07	5,040,211

4,600,000	Daimler Chrysler Auto Trust Class A3 Series A	3.85	04/06/06	4,718,874

4,000,000	Daimler Chrysler Auto Trust Class A3 Series B	2.93	06/06/06	4,077,066

3,417,000	Honda Auto Receivables Owner Trust Class A3 Series 1	1.92	11/20/06	3,445,004

4,000,000	Honda Auto Receivables Owner Trust Class A3 Series 3	3.00	05/18/06	4,077,350

1,600,000	Honda Auto Receivables Owner Trust Class A4 Series 1	4.22	04/16/07	1,669,797

MONTGOMERY FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003

MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Transportation Services (continued)

$3,600,000	Toyota Auto Receivables Owner Trust Class A3 Series C	2.65%	11/15/06	$3,655,996

2,115,000	Toyota Auto Receivables Owner Trust Class A4 Series A	2.20	03/15/10	2,130,359

				28,814,657

Total Corporate Bonds & Notes (Cost $56,253,576)				56,844,962

US Treasury Notes – 32.56%

25,691,000	US Treasury Notes	5.88	11/15/04	27,341,851

141,780,000	US Treasury Notes	5.75	11/15/05	156,041,083

11,625,000	US Treasury Notes	1.63	04/30/05	11,701,283

3,980,000	US Treasury Notes	3.63	05/15/13	4,011,092

Total US Treasury Notes (Cost $198,119,706)				199,095,309

Short-Term Investment – 1.68%

Repurchase Agreements – 1.68%

10,256,000	Greenwich – 102% Collateralized by US Government Securities	1.38	07/01/03	10,256,000

Total Short-Term Investment (Cost $10,256,000)				10,256,000

Total Investment in Securities (Cost $594,085,893)*	97.66%	$597,074,737

Other Assets and Liabilities, Net	2.34	14,312,822

Total Net Assets	100.00%	$611,387,559

*	Cost for federal income tax purposes is $594,116,877 and net unrealized appreciation (depreciation) consist of:

Gross Unrealized Appreciation	$3,633,500
Gross Unrealized Depreciation	(675,640)

Net Unrealized Appreciation	$2,957,860

±	Variable Rate Securities.

%%  When issued securities, total cost $57,278,367.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003	MONTGOMERY FUNDS

MONTGOMERY SMALL CAP FUND

Shares	Security Name	Value

Common Stock – 97.46%

Apparel & Accessory Stores – 0.78%

17,100	Pacific Sunwear of California†	$411,940

Building Construction – General Contractors & Operative Builders – 1.17%

21,800	Toll Brothers Incorporated†	617,159

Business Services – 17.14%

32,732	Alliance Data Systems Corporation†	765,928

9,600	Anteon International Corporation†	267,937

34,900	Aquantive Incorporated†	366,450

17,000	Arbitron Incorporated†	606,900

40,393	CNET Networks Incorporated†	251,648

33,700	Cognizant Technology Solutions Corporation†	820,932

19,100	Documentum Incorporated†	375,697

8,700	Getty Images Incorporated†	359,310

31,236	GTECH Holdings Corporation	1,176,035

32,861	LendingTree Incorporated†	804,437

24,200	Monster Worldwide Incorporated†	477,466

33,900	Quest Software Incorporated†	403,410

21,100	Rent-A-Center Incorporated†	1,599,591

38,296	Serena Software Incorporated†	799,621

		9,075,362

Chemicals & Allied Products – 6.92%

33,100	Andrx Corporation†	658,690

41,500	BioMarin Pharmaceuticals Incorporated†	405,040

40,900	Inspire Pharmaceuticals Incorporated†	441,720

12,300	Neurocrine Biosciences Incorporated†	614,262

31,727	Pharmaceutical Resources Incorporated†	1,543,836

		3,663,548

Communications – 8.48%

8,800	Adtran Incorporated†	448,976

36,600	Cumulus Media Incorporated†	692,838

36,500	Gray Television Incorporated	452,600

22,700	Lin TV Corporation†	534,585

134,800	Nextel Partners Incorporated†	984,040

77,400	Radio One Incorporated†	1,375,398

		4,488,437

Construction Special Trade Contractors – 0.67%

15,541	Chicago Bridge & Iron Company NV	352,470

Depository Institutions – 0.90%

18,700	IndyMac Bancorp Incorporated	475,354

Eating & Drinking Places – 0.85%

20,956	California Pizza Kitchen Incorporated†	450,554

MONTGOMERY FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003

MONTGOMERY SMALL CAP FUND

Shares	Security Name	Value

Educational Services – 3.40%

4,200	Career Education Corporation†	$287,364

23,600	Corinthian Colleges Incorporated†	1,146,252

16,000	Sylvan Learning Systems Incorporated†	365,440

		1,799,056

Electronic & Other Electrical Equipment & Components, Except Computer Equipment – 7.58%

14,900	Artisan Components Incorporated†	336,889

46,400	GlobespanVirata Incorporated†	382,800

8,800	Harman International Industries Incorporated	696,433

16,410	Integrated Circuit Systems Incorporated†	515,766

32,300	Integrated Device Technology Incorporated†	356,915

22,300	Intersil Corporation†	593,403

19,300	McData Corporation†	283,131

32,000	Micrel Incorporated†	332,480

26,725	Zoran Corporation†	513,387

		4,011,204

Engineering, Accounting, Research Management & Related Services – 7.48%

25,235	AAIPharma Incorporated†	501,672

13,700	The Advisory Board Company†	555,124

13,234	CV Therapeutics Incorporated†	392,520

52,205	Exult Incorporated†	447,397

3,200	Gen-Probe Incorporated†	130,784

51,843	Kroll Incorporated†	1,402,872

22,243	Resources Connection Incorporated†	530,718

		3,961,087

Health Services – 1.11%

12,700	Coventry Health Care Incorporated†	586,232

Home Furniture, Furnishings, & Equipment Stores – 1.35%

11,200	Linens 'N Things Incorporated†	264,432

22,100	Pier 1 Imports Incorporated	450,840

		715,272

Hotels, Rooming Houses, Camps, & Other Lodge Places – 2.09%

18,400	Fairmont Hotels & Resorts Incorporated	430,560

26,800	Station Casinos Incorporated†	676,700

		1,107,260

Industrial & Commercial Machinery & Computer Equipment – 4.40%

5,900	Actuant Corporation†	279,188

33,031	AGCO Corporation†	564,169

23,500	Entegris Incorporated†	315,840

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003	MONTGOMERY FUNDS

MONTGOMERY SMALL CAP FUND

Shares	Security Name	Value

Industrial & Commercial Machinery & Computer Equipment (continued)

54,900	Grant Prideco Incorporated†	$645,075

24,000	National-Oilwell Incorporated†	528,000

		2,332,272

Insurance Carriers – 1.55%

13,100	Radian Group Incorporated	480,115

6,500	WR Berkley Corporation	342,550

		822,665

Legal Services – 2.52%

53,457	FTI Consulting Incorporated†	1,334,821

Measuring, Analyzing, & Controlling Instruments: Photographic, Medical & Optical Goods – 6.86%

5,850	Biosite Incorporated†	281,385

26,067	Cooper Cos Incorporated	906,350

17,600	Flir Systems Incorporated†	530,640

10,100	Integra LifeSciences Holdings Corporation†	266,438

11,989	MKS Instruments Incorporated†	216,641

33,600	PerkinElmer Incorporated	464,016

34,197	Pinnacle Systems Incorporated†	365,908

7,748	Respironics Incorporated†	290,705

9,000	Varian Incorporated†	312,030

		3,634,113

Membership Organizations – 0.00%

2,749	Timco Aviation Services	2

Miscellaneous Manufacturing Industries – 1.84%

30,600	Leapfrog Enterprises Incorporated†	973,386

Motion Pictures – 4.30%

97,000	Hollywood Entertainment Corporation†	1,668,400

30,600	Macrovision Corporation†	609,552

		2,277,952

Motor Freight Transportation & Warehousing – 1.66%

37,900	Yellow Corporation†	877,385

Non-Depository Credit Institutions – 0.45%

12,200	Accredited Home Lenders Holding Co†	239,364

Oil & Gas Extraction – 4.10%

20,983	Patina Oil & Gas Corporation	674,603

17,600	Precision Drilling Corporation†	664,576

20,672	Pride International Incorporated†	389,047

16,900	Spinnaker Exploration Co†	442,780

		2,171,006

MONTGOMERY FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003

MONTGOMERY SMALL CAP FUND

Shares	Security Name	Value

Security & Commodity Brokers, Dealers, Exchanges & Services – 1.38%

48,000	Ameritrade Holding Corporation†	$355,680

7,500	Jefferies Group Incorporated	373,425

		729,105

Transportation Equipment – 4.30%

38,500	Brunswick Corporation	963,270

18,100	Polaris Industries Incorporated	1,111,340

7,243	Triumph Group Incorporated†	204,035

		2,278,645

Transportation Services – 1.03%

28,800	Pacer International Incorporated†	543,168

Wholesale Trade – Durable Goods – 0.79%

12,085	Hughes Supply Incorporated	419,350

Wholesale Trade Non-Durable Goods – 2.37%

32,200	Priority Healthcare Corporation†	597,310

23,300	United Natural Foods Incorporated†	655,661

		1,252,971

Total Common Stock (Cost $42,855,719)		51,601,141

Warrants – 0.00%

2,851	Timco Aviation Services – Warrants†	3

Total Warrants (Cost $0)

Shares

Short-Term Investments – 2.76%

$1,462,567	Wells Fargo Money Market Trust Fund~	1,462,567

Total Short-Term Investment (Cost $1,462,567)		1,462,567

Total Investment in Securities (Cost $44,318,286)*	100.22%	$53,063,710

Other Assets and Liabilities, Net	(0.22)	(116,930)

Total Net Assets	100.00%	$52,946,780

†	Non-income earning securities.
~	This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo money market fund. The fund does not pay an investment advisory fee to the Wells Fargo money market fund for such investments.
*	Cost for federal income tax purposes is $44,736,894 and net unrealized appreciation (depreciation) consist of:

Gross Unrealized appreciation	$9,361,963
Gross Unrealized depreciation	(1,035,147)

Net Unrealized appreciation	$8,326,816

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003	MONTGOMERY FUNDS

MONTGOMERY TOTAL RETURN BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Asset Backed Securities – 0.72%

$510,000	Citibank Credit Card Issuance Trust Series 2003-A7 Class A7	4.15%	07/07/17	$509,995

200,000	Connecticut RRB Special Purpose Trust Cl&P Series 1 Class A5	6.21	12/30/11	233,819

350,000	Volkswagen Auto Loan Enhanced Trust Series 2003-1 Class A4	1.93	01/20/10	349,998

Total Asset Backed Securities (Cost $1,081,407)				1,093,812

Corporate Bonds & Notes – 31.82%

Business Services – 0.50%

260,000	Conoco Funding Company	5.45	10/15/06	287,007

475,000	Diageo Capital PLC	3.38	03/20/08	485,479

				772,486

Communications – 5.62%

95,000	AOL Time Warner Incorporated	6.15	05/01/07	106,867

695,000	AOL Time Warner Incorporated	6.88	05/01/12	793,423

220,000	AOL Time Warner Incorporated	7.70	05/01/32	256,834

1,015,000	AT&T Broadband	8.38	03/15/13	1,271,192

253,000	AT&T Corporation	8.50	11/15/31	286,874

285,000	AT&T Wireless Services Incorporated	8.13	05/01/12	343,384

200,000	Bellsouth Corporation	6.00	10/15/11	228,560

165,000	British Telecommunications PLC	8.38	12/15/10	209,035

155,000	Clear Channel Communications Incorporated	7.65	09/15/10	186,527

60,000	COX Communications Incorporated	7.13	10/01/12	71,648

240,000	Deutsche Telekom International Finance BV	8.75	06/15/30	305,782

120,000	France Telecom	9.25	03/01/11	151,028

215,000	Koninklijke KPN NV	8.38	10/01/30	278,959

110,000	Liberty Media Corporation	5.70	05/15/13	111,817

240,000	News America Holdings	9.25	02/01/13	320,487

800,000	Sprint Capital Corporation	8.38	03/15/12	957,854

73,000	TCI Communications Incorporated	6.88	02/15/06	80,777

330,000	Telstra Corporation Limited	6.38	04/01/12	379,963

1,290,000	Verizon New Jersey Incorporated	5.88	01/17/12	1,443,678

120,000	Verizon Wireless Incorporated	5.38	12/15/06	131,801

360,000	Viacom Incorporated	5.63	05/01/07	400,640

280,000	Vodafone Group PLC	3.95	01/30/08	292,813

				8,609,943

Consumer Services – 0.63%

260,000	HCA Incorporated	6.25	02/15/13	265,054

125,000	Kroger Company	6.80	04/01/11	142,608

165,000	Safeway Incorporated	5.80	08/15/12	176,932

100,000	Sears Roebuck Acceptance	7.00	06/01/32	111,855

235,000	Unilever Capital Corporation	6.88	11/01/05	262,312

				958,761

MONTGOMERY FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003

MONTGOMERY TOTAL RETURN BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Depository Institutions – 0.76%

$405,000	Bank of America Corporation	4.88%	09/15/12	$427,424

80,000	MBNA America Bank	6.63	06/15/12	90,337

165,000	US Bank NA Minnesota Series Bank Notes	6.38	08/01/11	192,615

370,000	Wachovia Bank	7.80	08/18/10	459,082

				1,169,458

Electric, Gas, & Sanitary Services – 3.14%

50,000	Alabama Power Company Series X	3.13	05/01/08	50,569

665,000	Albert Energy Company Limited	7.38	11/01/31	840,950

465,000	Carolina Power & Light Company	6.80	08/15/07	528,681

140,000	Centerpoint Energy Resources Corporation	7.88	04/01/13	161,034

90,000	Commonwealth Edison Company	4.70	04/15/15	92,674

360,000	Consolidated Edison Company of New York	7.50	09/01/10	441,565

150,000	Consolidated Edison Company of New York	5.88	04/01/33	160,014

90,000	Dominion Resources Incorporated VA	6.75	12/15/32	100,664

180,000	First Energy Corporation Series B	6.45	11/15/11	197,525

115,000	Husky Energy Incorporated	6.25	06/15/12	129,238

420,000	National Rural Utilities Cooperative Finance MTNC	7.25	03/01/12	502,897

45,366	Niagara Mohawk Power Corporation	7.38	07/01/03	45,366

55,000	Peco Energy Company	3.50	05/01/08	56,558

612,000	Peco Energy Transition Trust Series A Class A3	7.63	03/01/10	745,674

325,000	Progress Energy Incorporated	6.05	04/15/07	358,655

163,000	Pseg Power LLC	7.75	04/15/11	194,491

205,000	Virginia Electric and Power Company Series A	4.75	03/01/13	212,600

				4,819,155

Financial Services – 11.24%

178,235	Advanta Mortgage Loan Trust Series 2 Class A13	6.36	01/25/25	181,656

580,000	American Express Credit Account Master Trust Series 2 Class A	5.53	10/15/08	634,770

630,000	American Express Credit Corporation	3.00	05/16/08	634,342

1,082,000	Bear Stearns Commercial Mortgage Securities Class A2 Series A	4.74	03/13/40	1,130,791

1,000,000	Citibank Credit Card Issuance Trust Series A1 Class A1	6.90	10/15/07	1,112,505

100,000	Citibank Credit Card Issuance Trust Series A3 Class A3	6.88	11/16/09	117,368

260,000	Citibank Credit Card Issuance Trust Series A6 Class A6	2.90	05/17/10	261,036

705,000	Citigroup Incorporated	7.25	10/01/10	854,189

1,288,000	First Union-Lehman Brothers-Bank of America Series C2 Class A2	6.56	11/18/35	1,482,489

1,100,000	Ford Credit Auto Owner Trust Series A Class A3A	2.20	07/17/06	1,113,799

750,000	Ford Credit Auto Owner Trust Series D Class A3A	2.68	02/15/06	762,697

300,000	Ford Motor Credit Company ±	1.09	08/15/48	279,228

235,000	Ford Motor Credit Company	7.25	10/25/11	241,597

60,000	Ford Motor Credit Compnay	6.88	02/01/06	63,636

315,000	General Electric Capital Corporation	3.50	05/01/08	322,549

715,000	General Electric Capital Corporation	5.45	01/15/13	774,447

495,000	General Electric Capital Corportion	5.00	06/15/07	538,973

50,000	General Motors Acceptance Corporation	6.75	01/15/06	53,082

445,000	General Motors Acceptance Corporation	7.00	02/01/12	447,718

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003	MONTGOMERY FUNDS

MONTGOMERY TOTAL RETURN BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Financial Services (continued)

$405,000	General Motors Acceptance Corporation	5.13%	05/09/08	$400,208

375,000	Goldman Sachs Group Incorporated	4.13	01/15/08	394,070

245,000	Household Finance Corporation	6.40	06/17/08	279,672

480,000	John Deere Capital Corporation	5.10	01/15/13	506,546

440,000	JP Morgan Chase & Company	4.00	02/01/08	460,032

175,000	Marsh & McLennan Companies Incorporated	3.63	02/15/08	180,153

50,000	MBNA Corporation	5.63	11/30/07	54,044

960,000	MBNA Credit Card Master Note Trust Series A1 Class A1 Series 2001-A1 Cl A1	5.75	10/15/08	1,060,652

300,000	MBNA Master Credit Card Trust USA Series L Class A	6.50	04/15/10	346,382

190,000	Morgan Stanley	5.80	04/01/07	209,832

115,000	Morgan Stanley	7.25	04/01/32	140,987

276,000	Nationslink Funding Corporation Series 2 Class A2	6.48	08/20/30	317,884

1,315,000	Nomura Asset Securities Corporation Series D6 Class A1B ±	6.59	03/15/30	1,519,288

332,000	SLM Corporation	3.63	03/17/08	340,753

				17,217,375

Food & Kindred Products – 0.38%

460,000	Kellogg Company	7.45	04/01/31	583,713

Foreign Government – 1.60%

190,000	British Sky Broadcasting	8.20	07/15/09	225,150

685,000	Canadian National Railway Company	7.38	10/15/31	866,115

80,000	Chile Government International Bond	5.50	01/15/13	84,640

365,000	France Telecom	8.70	03/01/06	416,345

720,000	United Mexican States	8.63	03/12/08	863,280

				2,455,530

General Merchandise Stores – 0.20%

265,000	Sears Roebuck Acceptance	7.00	02/01/11	307,228

Health Services – 0.15%

235,000	Cardinal Health Incorporated	4.00	06/15/15	225,066

Holding & Other Investment Offices – 0.50%

60,000	Daimlerchrysler North America Holding Corporation	8.50	01/18/31	70,672

450,000	Health Care Property Investors Incorporated	6.00	03/01/15	466,513

215,000	Simon Property Group Limited Partners ^	5.45	03/15/13	224,414

				761,599

Industrial & Commercial Machinery & Computer Equipment – 0.21%

95,000	Electronic Data Systems ^	6.00	08/01/13	92,616

215,000	IBM Corporation	4.75	11/29/12	225,979

				318,595

Miscellaneous Manufacturing Industries – 3.30%

140,000	Abitibi Consolidated Incorporated	8.55	08/01/10	156,822

123,000	Amerada Hess Corporation	7.13	03/15/33	139,997

180,000	BHP Finance USA Limited	4.80	04/15/13	187,674

MONTGOMERY FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003

MONTGOMERY TOTAL RETURN BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Miscellaneous Manufacturing Industries (continued)

$190,000	Canadian Natural Resources Limited	6.45%	06/30/33	$214,329

48,000	General Dynamics Corporation	3.00	05/15/08	48,302

90,000	Lockheed Martin Corporation	8.50	12/01/29	122,327

775,000	Lockheed Martin Corporation Debentures	7.20	05/01/36	944,413

165,000	Pemex Project Funding Master Trust^	8.63	02/01/22	188,513

250,000	Potash Corporation of Saskatchewan	7.75	05/31/11	307,291

110,000	Potash Corporation of Saskatchewan	4.88	03/01/13	113,197

60,000	Quest Diagnostic	6.75	07/12/06	67,204

335,000	Quest Diagnostic	7.50	07/12/11	403,316

255,000	TRW Incorporated	7.75	06/01/29	325,693

545,000	Union Pacific Corporation	6.13	01/15/12	615,255

75,000	Vastar Resources Incorporated	6.39	01/15/08	86,320

665,000	Weyerhaeuser Company	6.13	03/15/07	735,624

55,000	Weyerhaeuser Company	5.50	03/15/05	58,186

300,000	Weyerhaeuser Company Senior Unsecured Notes	6.75	03/15/12	340,560

				5,055,023

Miscellaneous Retail – 0.34%

125,000	Albertsons Incorporated	6.55	08/01/04	130,247

195,000	Albertsons Incorporated	8.00	05/01/31	233,246

30,000	Target Corporation	3.38	03/01/08	30,721

120,000	Wal-Mart Stores Incorporated	4.38	07/12/07	128,594

				522,808

Non-Depository Credit Institutions – 0.31%

455,000	Ford Motor Credit Company	7.38	10/28/09	476,982

Oil & Gas Extraction – 0.03%

40,000	Amerada Hess Corporation	5.90	08/15/06	44,000

Paper & Allied Products – 0.27%

205,000	International Paper Company	8.13	07/08/05	228,552

185,000	International Paper Company^	3.80	04/01/08	188,778

				417,330

Petroleum Refining & Related Industries – 0.18%

210,000	ConocoPhillips	8.75	05/25/10	273,324

Security & Commodity Brokers, Dealers, Exchanges & Services – 0.12%

170,000	JP Morgan Chase & Company	5.75	01/02/13	185,858

Transportation Equipment – 0.35%

295,000	General Motors	7.20	01/15/11	297,338

115,000	General Motors	7.13	07/15/13	114,386

125,000	General Motors	8.38	07/15/33	122,774

				534,498

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003	MONTGOMERY FUNDS

MONTGOMERY TOTAL RETURN BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Transportation Services – 1.99%

$500,000	BMW Vehicle Owner Trust Series A Class A3	1.94%	02/25/07	$504,021

70,100	BMW Vehicle Owner Trust Series A Class A3	4.70	03/25/05	70,562

95,000	Capital Auto Receivables Asset Trust Series 1 Class A2A	2.27	01/17/06	96,248

214,000	Capital Auto Receivables Asset Trust Series 2 Class A4	5.00	12/15/06	221,685

541,175	Capital Auto Receivables Asset Trust Series 4 Class A2B	1.74	01/17/05	542,195

135,000	Daimler Chrysler Auto Trust Series C Class A3	2.56	11/08/06	137,340

315,000	Daimler Chrysler Holding Corporation	4.05	06/04/08	311,949

260,000	Ford Motor Company	7.45	07/16/31	238,177

163,000	Honda Auto Receivables Owner Trust Series 1 Class A4	2.48	07/18/08	165,527

750,000	Toyota Auto Receivables Owner Trust Series C Class A3	2.65	11/15/06	761,666

				3,049,370

Total Corporate Bonds & Notes (Cost $50,827,274)				48,758,102

US Government Agency Securities – 62.30%

Federal Home Loan Mortgage Corporation – 29.93%

6,795	FHLMC C79388	5.50	04/01/33	7,020

3,400,000	FHLMC C79389	5.50	04/01/33	3,512,426

1,680,228	FHLMC #C01376	7.00	07/01/32	1,761,558

779,629	FHLMC #E93030	5.50	12/01/17	808,620

865,499	FHLMC #E93245	5.50	12/01/17	897,720

1,461,646	FHLMC #E94382	5.00	02/01/13	1,521,687

247,002	FHLMC #E95380	5.00	01/01/13	257,123

199,939	FHLMC #E95381	5.00	02/01/13	208,136

788,711	FHLMC #E95576	5.00	04/01/13	821,187

608,038	FHLMC #E95684	5.00	04/01/13	633,022

2,207,968	FHLMC #E95740	5.00	04/01/13	2,298,641

16,650,000	FHLMC 15 Year TBA%%	4.50	08/01/18	16,936,180

1,957,715	FHLMC E95556	4.50	04/01/13	2,009,490

985,150	FHLMC E95562	4.50	04/01/13	1,011,204

401,129	FHLMC E95565	4.50	04/01/13	411,737

1,687,917	FHLMC E95595	4.50	04/01/13	1,732,556

1,168,265	FHLMC E95685	4.50	04/01/13	1,199,161

993,351	FHLMC E96330	4.50	05/01/13	1,019,621

1,001,482	FHLMC E96335	4.50	05/01/13	1,027,967

4,957,618	FHLMC Gold C90676	5.50	05/01/23	5,134,191

1,612,196	FHLMC Series 2575 Class KA	5.00	11/15/17	1,666,802

968,374	FHLMC Series 2531 Class HA	5.00	04/15/16	997,205

				45,873,254

Federal National Mortgage Association – 31.81%

5,357,205	FNMA #254805	5.00	05/01/13	5,571,743

932,679	FNMA #323762	6.50	05/01/29	973,649

5,745,595	FNMA #625178	5.50	02/01/17	5,969,304

2,504,679	FNMA #625666	7.00	01/01/32	2,637,673

MONTGOMERY FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003

MONTGOMERY TOTAL RETURN BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Federal National Mortgage Association (continued)

$441,899	FNMA #636885	7.00%	04/01/32	$465,363

628,270	FNMA #640290	6.50	08/01/32	655,180

403,493	FNMA #641546	7.00	04/01/32	424,918

3,352,333	FNMA #644692	7.00	05/01/32	3,530,332

290,258	FNMA #649231	6.50	07/01/32	302,690

378,047	FNMA #653855	6.50	08/01/32	397,546

1,462,944	FNMA #655928	7.00	08/01/32	1,560,738

942,152	FNMA #662958	6.50	09/01/32	982,506

619,857	FNMA #667308	6.50	11/01/32	646,407

533,942	FNMA #669197	6.50	11/01/32	556,811

621,259	FNMA #669345	6.50	11/01/32	647,869

1,759,095	FNMA #672282	6.50	12/01/32	1,834,441

4,103,595	FNMA #677316	6.00	01/01/18	4,283,137

1,089,503	FNMA #703845	6.00	04/01/33	1,132,657

2,261,713	FNMA #704026	6.00	05/01/33	2,351,298

1,143,421	FNMA #704266	6.00	05/01/33	1,188,712

1,725,508	FNMA #704540	6.00	05/01/33	1,793,855

3,400,000	FNMA 30 Year TBA%%	5.50	09/01/33	3,492,439

5,307,879	FNMA Pool #254765	6.50	05/01/33	5,535,123

1,778,608	FNMA Series 2002-67 Class AM	5.00	11/25/15	1,816,492

				48,750,883

Government National Mortgage Association – 0.56%

229,541	GNMA #552711	7.00	08/15/32	242,446

590,000	GNMA 30 Year TBA%%	5.50	07/01/32	614,153

				856,599

Total US Government Agency Securities (Cost $91,853,346)				95,480,736

US Treasury Securities – 12.98%

US Treasury Bonds – 5.72%

1,955,000	US Treasury Bonds	7.13	02/15/23	2,619,778

5,050,000	US Treasury Bonds	6.13	11/15/27	6,147,193

				8,766,971

US Treasury Notes – 7.26%

989,000	US Treasury Notes	3.88	02/15/13	1,017,705

6,444,000	US Treasury Notes	2.00	05/15/06	6,512,468

619,000	US Treasury Notes	2.63	05/15/08	624,658

2,953,000	US Treasury Notes	3.63	05/15/13	2,976,069

				11,130,900

Total US Treasury Securities (Cost $19,873,371)				19,897,871

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003	MONTGOMERY FUNDS

MONTGOMERY TOTAL RETURN BOND FUND

Principal	Security Name		Interest Rate	Maturity Date	Value

Short Term Investments – 12.82%
Repurchase Agreements – 12.82%

$19,650,000	Greenwich—102% Collateralized by US Government Securities		1.38%	07/01/03	$19,650,000

Total Short Term Investments (Cost $19,650,000)					19,650,000

Total Investment in Securities (Cost $183,285,398)*		120.64%			184,880,521

Other Assets and Liabilities, Net		(20.64)			(31,630,761)

Total Net Assets		100.00%			153,249,760

SCHEDULE OF SECURITIES SOLD SHORT – JUNE 30, 2003

Principal	Description				Value

(10,465,000)	FNMA 30 Year TBA		6.50	07/01/33	(10,913,028)

(4,950,000)	FNMA 30 Year TBA		7.00	07/01/30	(5,212,969)

(4,300,000)	FNMA 15 Year TBA		5.50	08/01/16	(4,462,592)

(1,500,000)	FHLMC 15 Year TBA		5.50	07/01/33	(1,555,313)

(500,000)	FHLMC 30 Year TBA		7.00	07/01/30	(524,219)

Total Securities Sold Short (Total Proceeds $22,670,844)					$(22,668,121)

*       Cost for federal income tax purposes is $183,394,718 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	2,011,996
Gross Unrealized Depreciation	(526,193)

Net Unrealized Appreciation	1,485,803

±       Variable Rate Securities.

^       Securities that may be resold to “Qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

%% When issued securities, total cost $21,044,406.

The accompanying notes are an integral part of these financial statements.

MONTGOMERY FUNDS	STATEMENTS OF ASSETS AND LIABILITIES — JUNE 30, 2003

	Montgomery Emerging Markets Focus	Montgomery Institutional Emerging Markets

ASSETS

INVESTMENTS:
In securities, at market value (see cost below)	$125,236,122	$70,816,501
Repurchase Agreements	0	0

TOTAL IN SECURITIES, AT MARKET VALUE	125,236,122	70,816,501

Cash	0	0
Foreign currency, at value (Cost $6,538,023 and $1,514,194 respectively)	6,549,618	1,514,410
Collateral for securities loaned	0	0
Receivable for dividends and interest and other receivables	612,770	299,339
Receivable for investments sold	5,715,010	706,007
Receivable for Fund shares issued	22,621	0
Receivable from investment advisor and affiliates	0	0
Unrealized appreciation on forward foreign currency contracts	0	690

TOTAL ASSETS	138,136,141	73,336,947

LIABILITIES
Securities sold short, at fair value	0	0
Payable for investments purchased	441,203	0
Payable for securities loaned	0	0
Payable for interest on reverse repurchase agreement	0	0
Deferred income on mortgage dollar rolls	0	0
Dividends Payable	0	0
Payable for Fund shares redeemed	204,195	0
Bank overdraft	5,547,539	0
Payable for investment advisor and affiliates	228,339	106,380
Payable to other related parties(1)	40,852	3,049
Accrued expenses and other liabilities	291,998	100,165

TOTAL LIABILITIES	6,754,126	209,594

TOTAL NET ASSETS	$131,382,015	$73,127,353

NET ASSETS CONSIST OF:

Paid-in capital	$123,018,141	$129,017,594
Undistributed net investment income (loss)	(105,232)	913,778
Undistributed net realized gain (loss) on investments and foreign currency transactions and futures	(4,137,748)	(66,056,939)
Net unrealized appreciation (depreciation) of investments	12,595,259	9,251,657
Net unrealized appreciation (depreciation) of foreign currency	11,595	1,263
Net unrealized appreciation (depreciation) of short sales	0	0

TOTAL NET ASSETS	$131,382,015	$73,127,353

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE

Net assets – Class A	$105,511,604	N/A
Shares outstanding – Class A	6,909,182	N/A
Net asset value per share – Class A	$15.27	N/A
Maximum offering price per share – Class A(2)	$16.20	N/A
Net Assets – Class B	$28,134	N/A
Shares outstanding – Class B	1,853	N/A
Net asset value and offering price per share – Class B	$15.18	N/A
Net Assets – Class C	$58,677	N/A
Shares outstanding – Class C	3,880	N/A
Net asset value per share – Class C	$15.12	N/A
Maximum offering price per share – Class C(3)	$15.27	N/A
Net Assets – Institutional Class	$25,783,600	N/A
Shares outstanding – Institutional Class	1,700,447	N/A
Net asset value and offering price per share – Institutional Class	$15.16	N/A
Net Assets – Select Class	N/A	$73,127,353
Shares outstanding – Select Class	N/A	1,981,079
Net asset value and offering price per share – Select Class	N/A	$36.91
INVESTMENT AT COST (NOTE 2)	$112,640,863	$61,564,844

SECURITIES ON LOAN, AT MARKET VALUE (NOTE 2)	$0	$0
PROCEEDS FOR SECURITIES SOLD SHORT (NOTE 2)	$0	$0

(1)	Other related parties include the Funds' trustees and distributor.
(2)	Maximum offering price for the Montgomery Emerging Markets Focus, Mid Cap Growth and Small Cap Growth Funds is computed as 100/94.25 of net asset value. Maximum offering price for the Montgomery Short Duration Government Bond Fund is computed as 100/97.00 of net asset value. Maximum offering price for the Montgomery Total Return Bond Fund is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
(3)	Maximum offering price is computed as 100/99.00 of net asset value.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES — JUNE 30, 2003	MONTGOMERY FUNDS

Montgomery Mid Cap Growth	Montgomery Short Duration Government Bond	Montgomery Small Cap	Montgomery Total Return Bond

$87,870,600	$586,818,737	$53,063,710	$165,230,521
0	10,256,000	0	19,650,000

$87,870,600	$597,074,737	$53,063,710	$184,880,521

50,000	0	0	9,189
0	0	0	0
0	0	11,951,306	711,788
11,067	3,051,875	2,627	1,053,012
4,806,442	113,698,092	928,706	66,323,554
140,013	5,534,492	63,188	1,192,382
0	646,692	0	168,108
0	0	0	0

92,878,122	720,005,888	66,009,535	254,338,554

0	0	0	22,668,121
2,033,084	105,192,385	925,315	77,013,224
0	0	11,951,306	711,788
0	114,035	0	0
0	0	0	8,724
0	107,284	0	13,886
193,003	2,752,361	37,139	550,591
0	10,733	0	0
151,591	0	64,175	0
20,450	50,165	25,486	16,789
68,561	391,366	59,334	105,671

2,466,689	108,618,329	13,062,755	101,088,794

$90,411,433	$611,387,559	52,946,780	$153,249,760

$92,177,830	$606,826,462	$65,753,136	$149,460,987
248,102	(49,386)	0	(1,555)
(16,335,685)	1,621,639	(21,551,780)	2,192,482
14,321,186	2,988,844	8,745,424	1,595,123
0	0	0	0
0	0	0	2,723

$90,411,433	$611,387,559	$52,946,780	$153,249,760

$85,320,103	$55,806,889	$52,891,265	$2,690,503
17,869,501	5,426,355	5,921,525	210,362
$4.77	$10.28	$8.93	$12.79
$5.06	$10.60	$9.47	$13.39
$4,598,700	$5,575,633	$30,170	$3,868,061
982,111	541,782	3,380	302,170
$4.68	$10.29	$8.93	$12.80
$492,630	$32,817,548	$11,364	$4,425,252
105,215	3,186,272	1,273	347,570
$4.68	$10.30	$8.93	$12.73
$4.73	N/A	$9.02	$12.86
N/A	$517,187,489	$13,981	$91,243,615
N/A	50,225,594	1,564	7,256,177
N/A	$10.30	$8.94	$12.57
N/A	N/A	N/A	$51,022,329
N/A	N/A	N/A	4,056,932
N/A	N/A	N/A	$12.58
$73,549,414	$594,085,893	$44,318,286	$183,285,398

$0	$0	$11,428,024	$696,084
$0	$0	$0	$22,670,844

MONTGOMERY FUNDS	STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED JUNE 30, 2003

	Montgomery Emerging Markets Focus	Montgomery Institutional Emerging Markets

INVESTMENT INCOME
Dividends(1)	$828,051	$1,769,500
Interest	18,701	92,414
Securities lending income	14,090	14,241
Fee income on mortgage dollar rolls	0	0

TOTAL INVESTMENT INCOME	860,842	1,876,155

EXPENSES
Advisory fees	301,990	760,055
Administration fees	17,616	31,912
Custody fees	34,310	108,094
Shareholder servicing fees	16,193	0
Portfolio accounting fees	7,722	34,776
Transfer Agent
Class A	18,691	N/A
Class B	56	N/A
Class C	7	N/A
Institutional Class	113,144	N/A
Select Class	N/A	5,065
Distribution fees
Class A	221	N/A
Class B	80	N/A
Class C	27	N/A
Legal and audit fees	12,533	32,189
Registration fees	28,614	32,799
Directors' fees	9,541	13,291
Shareholder reports	24,833	6,336
Interest expense	0	0
Other	8,344	13,898

TOTAL EXPENSES	593,922	1,038,415

LESS:
Waived fees and reimbursed expenses (Note 8)	(134,061)	(239,500)
Net expenses	459,861	798,915

NET INVESTMENT INCOME (LOSS)	400,981	1,077,240

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM:
Securities	2,614,989	(1,387,089)
Foreign currency transactions	(242,614)	(170,489)

NET REALIZED GAIN (LOSS) FROM INVESTMENTS	2,372,375	(1,557,578)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
Securities	1,384,148	5,727,306
Short Sales	0	0
Foreign currency contracts and transactions	19,024	2,258

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS	1,403,172	5,729,564

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	3,775,547	4,171,986

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,176,528	$5,249,226

(1) Net of foreign withholding taxes	$28,457	$119,922

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED JUNE 30, 2003	MONTGOMERY FUNDS

Montgomery Mid Cap Growth	Montgomery Short Duration Government Bond	Montgomery Small Cap	Montgomery Total Return Bond

$307,810	$0	$50,171	$0
358,810	21,888,733	65,958	3,746,279
12,511	0	26,397	0
0	0	0	217,054

679,131	21,888,733	142,526	3,963,333

1,069,682	2,805,482	409,443	271,820
54,146	280,553	28,251	195,074
4,314	50,520	21,147	34,514
13,237	28,781	7,888	12,564
39,278	356,190	14,692	49,890

241,848	35,196	85,230	1,691
782	2,927	3	1,732
80	14,927	2	2,416
N/A	608,560	1	115,026
N/A	N/A	N/A	64,957

0	41,659	1,997	1,431
2,096	10,563	9	5,205
215	51,270	4	7,171
15,056	150,990	32,059	55,380
1,755	120,427	14,003	48,788
13,932	54,474	8,261	9,751
15,075	247,447	9,768	35,236
0	1,756,613	0	33,865
489	215,826	582	31,788

1,471,985	6,832,405	633,340	978,299

(290,488)	(2,336,788)	(52,894)	(499,139)
1,181,497	4,495,617	580,446	479,160

(502,366)	17,393,116	(437,920)	3,484,173

(10,413,820)	10,980,750	(3,135,877)	3,395,382
0	0	0	0

(10,413,820)	10,980,750	(3,135,877)	3,395,382

7,883,671	(827,730)	6,109,905	1,014,317
0	0	0	2,723
0	0	0	0

7,883,671	(827,730)	6,109,905	1,017,040

(2,530,149)	10,153,020	2,974,028	4,412,422

$(3,032,515)	$27,546,136	$2,536,108	$7,896,595

$0	$0	$0	$0

MONTGOMERY FUNDS	STATEMENTS OF CHANGES IN NET ASSETS

	MONTGOMERY EMERGING MARKETS FOCUS		MONTGOMERY INSTITUTIONAL EMERGING MARKETS
	For the Year Ended June 30, 2003(1)	For the Year Ended June 30, 2002	For the Year Ended June 30, 2003	For the Year Ended June 30, 2002

INCREASE (DECREASE) IN NET ASSETS
Beginning net assets	$23,020,221	$10,156,114	$66,510,546	$66,760,755

OPERATIONS:
Net investment income (loss)	400,981	62,820	1,077,240	556,029
Net realized gain (loss) on sale of investments and foreign currency transactions and futures	2,372,375	(1,021,364)	(1,557,578)	(8,270,718)
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency and futures	1,403,172	1,399,769	5,729,564	6,774,698

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,176,528	441,225	5,249,226	(939,991)

Distributions to shareholders:
Net investment income
Class A	(4)	(70,452)	N/A	N/A
Class B	(2)	0	N/A	N/A
Class C	0	0	N/A	N/A
Institutional Class	(159,387)	0	N/A	N/A
Select Class	N/A	N/A	(238,482)	(674,750)
Net realized gain on sales of investments
Class A	0	0	N/A	N/A
Class B	0	0	N/A	N/A
Class C	0	0	N/A	N/A
Institutional Class	0	0	N/A	N/A
Select Class	N/A	N/A	0	0

Capital shares transactions:
Proceeds from shares sold – Class A	111,337,738	23,965	N/A	N/A
Shares issued in conversion – Class A	0	0	N/A	N/A
Reinvestment of dividends – Class A	0	0	N/A	N/A
Cost of shares redeemed – Class A	(8,683,100)	0	N/A	N/A

NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS – CLASS A	102,654,638	23,965	N/A	N/A

Proceeds from shares sold – Class B	16,131	12,581	N/A	N/A
Shares issued in conversion – Class B	0	0	N/A	N/A
Reinvestment of dividends – Class B	0	0	N/A	N/A
Cost of shares redeemed – Class B	(12)	0	N/A	N/A

NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS – CLASS B	16,119	12,581	N/A	N/A

Proceeds from shares sold – Class C	58,416	12,864	N/A	N/A
Shares issued in conversion – Class C	0	0	N/A	N/A
Reinvestment of dividends – Class C	0	0	N/A	N/A
Cost of shares redeemed – Class C	(11,855)	0	N/A	N/A

NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS – CLASS C	46,561	12,864	N/A	N/A

Proceeds from shares sold – Institutional Class	7,979,792	17,181,947	N/A	N/A
Shares issued in conversion – Institutional Class	0	0	N/A	N/A
Reinvestment of dividends – Institutional Class	0	64,551	N/A	N/A
Cost of shares redeemed – Institutional Class	(6,352,451)	(4,802,574)	N/A	N/A

NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS – INSTITUTIONAL CLASS	1,627,341	12,443,924	N/A	N/A

Proceeds from shares sold – Select Class	N/A	N/A	3,577,667	1,184,632
Shares issued in conversion – Select Class	N/A	N/A	0	0
Reinvestment of dividends – Select Class	N/A	N/A	(1,971,604)	620,667
Cost of shares redeemed – Select Class	N/A	N/A	0	(440,767)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS – SELECT CLASS	N/A	N/A	1,606,063	1,364,532

NET INCREASE (DECREASE) IN NET ASSETS	108,361,794	12,864,107	6,616,807	(250,209)

NET ASSETS:

ENDING NET ASSETS	$131,382,015	$23,020,221	$73,127,353	$66,510,546

Shares Issued and Redeemed:
Shares sold – Class A	7,507,363	1,560	N/A	N/A
Shares issued in conversion – Class A	0	0	N/A	N/A
Shares issued in reinvestment of dividends – Class A	0	0	N/A	N/A
Shares redeemed – Class A	(599,741)	0	N/A	N/A

NET INCREASE (DECREASE) IN SHARES OUTSTANDING – CLASS A	6,907,622	1,560	N/A	N/A

Shares sold – Class B	1,070	784	N/A	N/A
Shares issued in conversion – Class B	0	0	N/A	N/A
Shares issued in reinvestment of dividends – Class B	0	0	N/A	N/A
Shares redeemed – Class B	(1)	0	N/A	N/A

NET INCREASE (DECREASE) IN SHARES OUTSTANDING – CLASS B	1,069	784	N/A	N/A

Shares sold – Class C	3,875	872	N/A	N/A
Shares issued in conversion – Class C	0	0	N/A	N/A
Shares issued in reinvestment of dividends – Class C	0	0	N/A	N/A
Shares redeemed – Class C	(867)	0	N/A	N/A

NET INCREASE (DECREASE) IN SHARES OUTSTANDING – CLASS C	3,008	872	N/A	N/A

Shares sold – Institutional Class	591,656	1,233,913	N/A	N/A
Shares issued in conversion – Institutional Class	0	0	N/A	N/A
Shares issued in reinvestment of dividends – Institutional Class	0	4,828	N/A	N/A
Shares redeemed – Institutional Class	(485,347)	(370,281)	N/A	N/A

NET INCREASE (DECREASE) IN SHARES OUTSTANDING – INSTITUTIONAL CLASS	106,309	868,460	N/A	N/A

Shares sold – Select Class	N/A	N/A	113,682	36,852
Shares issued in conversion – Select Class	N/A	N/A	0	0
Shares issued in reinvestment of dividends – Select Class	N/A	N/A	0	17,943
Shares redeemed – Select Class	N/A	N/A	(65,598)	(13,098)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING – SELECT CLASS	N/A	N/A	48,084	41,697

ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME	$(105,232)	$(119,813)	$913,778	$237,167

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	MONTGOMERY FUNDS

MONTGOMERY MID CAP GROWTH		MONTGOMERY SHORT DURATION GOVERNMENT BOND		MONTGOMERY SMALL CAP		MONTGOMERY TOTAL RETURN BOND
For the Year Ended June 30, 2003(2)	For the Year Ended June 30, 2002	For the Year Ended June 30, 2003	For the Year Ended June 30, 2002	For the Year Ended June 30, 2003(3)	For the Year Ended June 30, 2002	For the Year Ended June 30, 2003	For the Year Ended June 30, 2002

$98,525,841	$164,496,636	$455,681,826	$271,994,117	$47,685,163	$87,306,043	$39,272,699	$31,787,626

(502,366)	(1,001,715)	17,393,116	16,066,512	(437,920)	(455,809)	3,484,173	2,245,163
(10,413,820)	43,102	10,980,750	4,307,902	(3,135,877)	(9,582,046)	3,395,382	501,385

7,883,671	(39,709,982)	(827,730)	2,451,113	6,109,905	(11,551,230)	1,017,040	562,972

(3,032,515)	(40,668,595)	27,546,136	22,825,527	2,536,108	(21,589,085)	7,896,595	3,309,520

0	0	(609,609)	(237,871)	0	0	(28,294)	(15,000)
0	N/A	(28,868)	0	0	N/A	(19,898)	(765)
0	N/A	(135,789)	0	0	N/A	(27,708)	(283)
N/A	N/A	(20,621,000)	(17,198,801)	0	N/A	(2,479,910)	(1,833,097)
N/A	N/A	N/A	N/A	N/A	N/A	(1,307,588)	(466,563)

0	(12,922,625)	(79,795)	(63,724)	0	(595,967)	(6,424)	0
0	N/A	(2,235)	0	0	N/A	(8,086)	0
0	N/A	(8,846)	0	0	N/A	(11,188)	0
N/A	N/A	(4,226,650)	(4,312,249)	0	N/A	(278,266)	(558,191)
N/A	N/A	N/A	N/A	N/A	N/A	(126,747)	(233,120)

6,259,254	3,925,513	63,177,154	2,460,255	10,007,064	5,398,796	3,874,071	1,534,184
0	0	0	0	0	0	0	0
0	12,646,715	87,903	33,445	0	573,968	4,319	1,603
(17,119,812)	(28,951,803)	(13,439,561)	(1,034,433)	(7,337,133)	(23,408,592)	(1,320,871)	(1,404,904)

(10,860,558)	(12,379,575)	49,825,496	1,459,267	2,669,931	(17,435,828)	2,557,519	130,883

5,283,759	N/A	5,879,687	10	30,400	N/A	3,819,338	85,441
0	N/A	0	0	0	N/A	0	0
0	N/A	6,061	0	0	N/A	3,774	238
(60,239)	N/A	(304,219)	0	0	N/A	(69,142)	0

5,223,520	N/A	5,581,529	10	30,400	N/A	3,753,970	85,679

555,231	N/A	35,308,682	10	11,308	N/A	4,599,188	31,379
0	N/A	0	0	0	N/A	0	0
0	N/A	30,673	0	0	N/A	7,024	235
(86)	N/A	(2,484,161)	0	0	N/A	(250,846)	(4,911)

555,145	N/A	32,855,194	10	11,308	N/A	4,355,366	26,703

N/A	N/A	460,909,306	281,284,271	13,870	N/A	75,703,969	29,529,622
N/A	N/A	0	0	0	N/A	0	0
N/A	N/A	1,204,831	21,475,519	0	N/A	266,138	2,269,084
N/A	N/A	(396,503,967)	(121,544,250)	0	N/A	(26,107,607)	(25,419,407)

N/A	N/A	65,610,170	181,215,540	13,870	N/A	49,862,500	6,379,299

N/A	N/A	N/A	N/A	N/A	N/A	55,173,407	13,569,961
N/A	N/A	N/A	N/A	N/A	N/A	0	0
N/A	N/A	N/A	N/A	N/A	N/A	134,838	671,047
N/A	N/A	N/A	N/A	N/A	N/A	(5,463,025)	(13,581,000)

N/A	N/A	N/A	N/A	N/A	N/A	49,845,220	660,008

(8,114,408)	(65,970,795)	155,705,733	183,687,709	5,261,617	(39,620,880)	113,977,061	7,485,073

$90,411,433	$98,525,841	$611,387,559	$455,681,826	$52,946,780	$47,685,163	$153,249,760	$39,272,699

9,880,914	346,474	6,134,568	240,296	1,350,908	561,299	306,294	125,830
0	N/A	0	0	0	0	0	0
0	1,113,267	8,551	3,271	0	55,664	338	131
(2,181,831)	(2,544,709)	(1,305,840)	(101,242)	(966,856)	(2,473,350)	(105,881)	(116,350)

(7,699,083)	(1,084,968)	4,837,279	142,325	384,052	(1,856,387)	200,751	9,611

995,014	N/A	570,715	1	3,380	N/A	300,170	7,089
0	N/A	0	0	0	N/A	0	0
0	N/A	589	0	0	N/A	295	20
(12,903)	N/A	(29,523)	0	0	N/A	(5,404)	0

982,111	N/A	541,781	1	3,380	N/A	295,061	7,109

105,233	N/A	3,423,558	1	1,273	N/A	364,584	2,603
0	N/A	0	0	0	N/A	0	0
0	N/A	2,978	0	0	N/A	552	19
(18)	N/A	(240,265)	0	0	N/A	(19,774)	(414)

105,215	N/A	3,186,271	1	1,273	N/A	345,362	2,208

0	N/A	44,654,218	27,392,934	1,564	N/A	6,113,838	2,447,851
0	N/A	0	0	0	N/A	0	0
0	N/A	116,974	2,094,857	0	N/A	21,172	188,986
0	N/A	(38,386,755)	(11,861,023)	0	N/A	(2,122,533)	(2,075,085)

0	N/A	6,384,437	17,626,768	1,564	N/A	4,012,477	561,752

N/A	N/A	N/A	N/A	N/A	N/A	4,470,057	1,090,946
N/A	N/A	N/A	N/A	N/A	N/A	0	0
N/A	N/A	N/A	N/A	N/A	N/A	10,718	56,376
N/A	N/A	N/A	N/A	N/A	N/A	(440,698)	(1,130,467)

N/A	N/A	N/A	N/A	N/A	N/A	4,040,077	16,855

$248,102	$(10,065)	$(49,386)	$(49,390)	$0	$(4,826)	$(1,555)	$(9,924)

STATEMENTS OF CHANGES IN NET ASSETS	MONTGOMERY FUNDS

(1)	“Proceeds from shares sold” includes $108,529,473 for Class A shares, and “Shares sold” includes 7,291,638 for Class A shares as a result of the consolidation of the Montgomery Emerging Market Fund and the Montgomery Market Focus Fund. “Proceeds from shares sold” includes $112 for Class B shares, and “Shares sold” includes 9 for Class B shares as a result of the consolidation of the Montgomery Emerging Market Fund and the Montgomery Market Focus Fund. “Proceeds from shares sold” includes $14,381 for Class C shares, and “Shares sold” includes 963 for Class C shares.

(2)	“Proceeds from shares sold” includes $3,929,813 for Class A shares, and “Shares sold” includes 970,712 for Class A shares as a result of the consolidation of the Wells Fargo Mid Cap Growth Fund and the Montgomery Mid Cap Fund.

“Proceeds from shares sold” includes $5,240,041 for Class B shares, and “Shares sold” includes 985,699 for Class B shares as a result of the consolidation of the Wells Fargo Mid Cap Growth Fund and the Montgomery Mid Cap Fund.

“Proceeds from shares sold” includes $522,384 for Class C shares, and “Shares sold” includes 98,276 for Class C shares as a result of the consolidation of the Wells Fargo Mid Cap Growth Fund and the Montgomery Mid Cap Fund.

(3)	In connection with the merger on June 9, 2003, the former Montgomery Small Cap Fund R shares were re-designated as new Wells Fargo Montgomery A shares and the former Montgomery Small Cap P shares were converted into the newly designated A shares.

STATEMENTS OF CASH FLOWS — FOR THE YEAR ENDED JUNE 30, 2003	MONTGOMERY FUNDS

	Montgomery Short Duration Government Bond	Montgomery Total Return Bond

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Investment Income	$17,393,116	$3,484,173
ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH FROM OPERATING ACTIVITIES:
Increase (Decrease) in interest receivable	417,737	(603,062)
Increase (Decrease) in receivable from investment advisor	(862,390)	(186,841)
Increase (Decrease) in other assets	96,562	21,964
Increase (Decrease) in payable to other related parties	50,165	16,789
Increase (Decrease) in other liabilities	135,042	(6,389)

TOTAL ADJUSTMENT	(162,884)	(757,539)

NET CASH FROM OPERATING ACTIVITIES	17,230,232	2,726,634

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments	36,953,228,220	4,227,974,921
Purchases of securities	(37,098,288,781)	(4,335,666,307)

CASH USED IN INVESTING ACTIVITIES	(145,060,561)	(107,691,386)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sales of shares	562,718,101	142,409,208
Redemptions of shares	(410,516,895)	(32,748,383)
Cash Distributions paid	(24,381,610)	(3,871,886)

CASH FROM FINANCING ACTIVITIES	127,819,596	105,788,939

Net Increase (Decrease) in cash	(10,733)	824,187
Cash (Overdraft) at beginning of period	0	(814,998)

Cash (Overdraft) at end of period	(10,733)	9,189

Cash paid for interest	1,756,613	33,865

The accompanying notes are an integral part of these financial statements.

MONTGOMERY FUNDS	FINANCIAL HIGHLIGHTS

	Beginning Net Asset Value Per Share	Net Investment Income (loss)	Net Realized And Unrealized Gain (loss) On Investments	Dividends From Net Investment Income

MONTGOMERY EMERGING MARKETS FOCUS

A SHARES
July 1, 2002 to June 30, 2003	$14.50	0.00	0.77	0.00
July 1, 2001 to June 30, 2002	$11.37	0.29	2.94	(0.10)

B SHARES
July 1, 2002 to June 30, 2003	$14.52	0.10	0.56	0.00
July 1, 2001 to June 30, 2002	$11.37	0.08	3.17	(0.10)

C SHARES
July 1, 2002 to June 30, 2003	$14.48	0.02	0.62	0.00
July 1, 2001 to June 30, 2002	$11.37	0.05	3.16	(0.10)

INSTITUTIONAL SHARES
July 1, 2002 to June 30, 2003	$14.41	0.30	0.54	(0.09)
July 1, 2001 to June 30, 2002	$14.00	0.07	0.44	(0.10)
July 1, 2000 to June 30, 2001	$16.57	0.20	(2.73)	(0.04)
July 1, 1999 to June 30, 2000	$13.15	0.19	3.47	(0.16)
April 1, 1999 to June 30, 1999(3)	$9.63	0.04	3.48	0.00
April 1, 1998 to March 31, 1999	$11.43	0.12	(1.76)	(0.16)

MONTGOMERY INSTITUTIONAL EMERGING MARKETS

SELECT SHARES
July 1, 2002 to June 30, 2003	$34.41	0.54	2.08	(0.12)
July 1, 2001 to June 30, 2002	$35.30	0.28	(0.82)	(0.35)
July 1, 2000 to June 30, 2001	$47.07	0.67	(12.44)	0.00
July 1, 1999 to June 30, 2000	$39.05	(0.45)	8.47	0.00
July 1, 1998 to June 30, 1999	$35.61	0.38	3.06	0.00

MONTGOMERY MID CAP GROWTH FUND

A SHARES
July 1, 2002 to June 30, 2003	$4.82	(0.02)	(0.03)	0.00
July 1, 2001 to June 30, 2002(6)	$7.27	(0.05)	(1.78)	0.00
July 1, 2000 to June 30, 2001(6)	$12.36	(0.09)	(0.80)	0.00
July 1, 1999 to June 30, 2000(6)	$9.85	(0.17)	4.01	0.00
July 1, 1998 to June 30, 1999(6)	$10.89	(0.08)	(0.40)	0.00

B SHARES
June 9, 2003(4) to June 30, 2003	$4.67	0.01	0.00	0.00

C SHARES
June 9, 2003(4) to June 30, 2003	$4.67	0.01	0.00	0.00

MONTGOMERY SHORT DURATION GOVERNMENT BOND

A SHARES
July 1, 2002 to June 30, 2003	$10.24	0.41	0.10	(0.39)
July 1, 2001 to June 30, 2002	$10.19	0.43	0.22	(0.47)
July 1, 2000 to June 30, 2001(5)	$9.88	0.55	0.31	(0.55)
July 1, 1999 to June 30, 2000	$10.03	0.56	(0.15)	(0.56)
July 1, 1998 to June 30, 1999	$10.15	0.41	(0.06)	(0.42)

B SHARES
July 1, 2002 to June 30, 2003	$10.25	0.28	0.10	(0.26)
July 1, 2001 to June 30, 2002	$10.22	0.00	0.03	0.00

C SHARES
July 1, 2002 to June 30, 2003	$10.25	0.27	0.11	(0.25)
July 1, 2001 to June 30, 2002	$10.22	0.00	0.03	0.00

INSTITUTIONAL SHARES
July 1, 2002 to June 30, 2003	$10.26	0.43	0.12	(0.43)
July 1, 2001 to June 30, 2002	$10.20	0.46	0.22	(0.49)
July 1, 2000 to June 30, 2001(5)	$9.90	0.58	0.30	(0.58)
July 1, 1999 to June 30, 2000	$10.04	0.58	(0.14)	(0.58)
July 1, 1998 to June 30, 1999	$10.14	0.53	(0.05)	(0.53)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	MONTGOMERY FUNDS

Distributions From Net Realized Gain	Ending Net Asset Value Per Share	Ratio to Average Net Assets (Annualized)				Total Return(2)	Portfolio Turnover Rate	Net Assets at End of Period (000’s omitted)
		Net Investment Income (Loss)	Net Expenses		Gross Expenses(1)

0.00	$15.27	(1.65)%	2.18%		2.18%	5.33%	210%	$105,512
0.00	$14.50	0.43%	2.20%		5.27%	28.57%	206%	$23

0.00	$15.18	1.59%	2.33%		2.78%	4.64%	210%	$28
0.00	$14.52	0.10%	2.31%		5.38%	28.65%	206%	$11

0.00	$15.12	(3.00)%	3.39%		3.53%	4.37%	210%	$59
0.00	$14.48	0.10%	3.44%		6.51%	28.39%	206%	$13

0.00	$15.16	2.43%	1.52%		2.16%	5.79%	210%	$25,784
0.00	$14.41	0.60%	1.59%		4.66%	3.80%	206%	$22,974
0.00	$14.00	1.68%	1.72%		4.37%	(15.26)%	182%	$10,156
(0.08)	$16.57	0.66%	1.62%		6.15%	27.91%	264%	$4,725
0.00	$13.15	0.05%	1.73%		8.82%	36.55%	200%	$2,551
0.00	$9.63	1.24%	2.10%		8.68%	(14.04)%	437%	$1,655

0.00	$36.91	1.69%	1.25%		1.63%	7.71%	80%	$73,127
0.00	$34.41	0.85%	1.30%		4.80%	(1.56)%	99%	$66,511
0.00	$35.30	1.17%	1.31%		3.18%	(24.97)%	171%	$66,761
0.00	$47.07	(0.77)%	2.15%		3.74%	20.42%	116%	$104,553
0.00	$39.05	0.79%	1.45%		2.42%	9.75%	115%	$103,661

0.00	$4.77	(0.65)%	1.49%		1.86%	(1.04)%	142%	$85,320
(0.62)	$4.82	(0.80)%	1.50%		3.10%	(26.49)%	143%	$98,526
(4.20)	$7.27	(1.13)%	1.51%		2.32%	(11.76)%	68%	$164,497
(1.33)	$12.36	(1.19)%	1.55%		1.92%	42.46%	63%	$224,944
(0.56)	$9.85	(0.83)%	1.66%		1.66%	(4.07)%	76%	$382,483

0.00	$4.68	3.82%	2.14%		2.22%	0.21%	142%	$4,599

0.00	$4.68	4.05%	2.12%		2.22%	0.21%	142%	$493

(0.08)	$10.28	3.51%	1.06	%(8)	1.51%	4.69%	331%	$55,807
(0.13)	$10.24	4.16%	1.12%		1.78%	6.45%	400%	$6,034
0.00	$10.19	5.43%	1.91%		2.70%	8.93%	245%	$4,550
0.00	$9.88	5.60%	1.36%		1.86%	4.18%	188%	$4,087
(0.05)	$10.03	4.96%	1.60%		2.10%	4.47%	199%	$3,887

(0.08)	$10.29	2.75%	1.80	%(8)	2.26%	3.76%	331%	$5,576
0.00	$10.25	0.00%	0.00%		0.45%	0.29%	400%	$0	(7)

(0.08)	$10.30	2.73%	1.81	%(8)	2.27%	3.79%	331%	$32,818
0.00	$10.25	0.00%	0.00%		0.45%	0.29%	400%	$0	(7)

(0.08)	$10.30	3.75%	0.76	%(8)	1.16%	5.08%	331%	$517,187
(0.13)	$10.26	4.38%	0.87%		1.53%	6.80%	400%	$449,648
0.00	$10.20	5.70%	1.68%		2.46%	9.09%	245%	$267,444
0.00	$9.90	5.84%	1.11%		1.61%	4.55%	188%	$171,879
(0.05)	$10.04	5.21%	1.35%		1.85%	4.82%	199%	$154,365

MONTGOMERY FUNDS	FINANCIAL HIGHLIGHTS

	Beginning Net Asset Value Per Share	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Dividends From Net Investment Income

MONTGOMERY SMALL CAP

A SHARES
July 1, 2002 to June 30, 2003	$8.61	(0.07)	0.39	0.00
July 1, 2001 to June 30, 2002	$11.85	(0.07)	(3.08)	0.00
July 1, 2000 to June 30, 2001	$22.20	(0.13)	(4.43)	0.00
July 1, 1999 to June 30, 2000	$16.58	(0.28)	5.90	0.00
July 1, 1998 to June 30, 1999	$20.73	(0.17)	(1.21)	0.00

B SHARES
June 9, 2003 (4) to June 30, 2003	$8.88	(0.01)	0.06	0.00

C SHARES
June 9, 2003 (4) to June 30, 2003	$8.88	(0.01)	0.06	0.00

INSTITUTIONAL SHARES
June 9, 2003 (4) to June 30, 2003	$8.88	0.00	0.06	0.00

MONTGOMERY TOTAL RETURN BOND

A SHARES
July 1, 2002 to June 30, 2003	$12.17	0.63	0.69	(0.62)
July 1, 2001 to June 30, 2002	$12.45	0.32	(0.06)	(0.32)

B SHARES
July 1, 2002 to June 30, 2003	$12.18	0.56	0.69	(0.55)
July 1, 2001 to June 30, 2002	$12.45	0.23	(0.05)	(0.23)

C SHARES
July 1, 2002 to June 30, 2003	$12.12	0.57	0.67	(0.55)
July 1, 2001 to June 30, 2002	$12.45	0.25	(0.11)	(0.25)

INSTITUTIONAL SHARES
July 1, 2002 to June 30, 2003	$11.97	0.64	0.68	(0.64)
July 1, 2001 to June 30, 2002	$11.85	0.43	0.36	(0.45)
July 1, 2000 to June 30, 2001	$11.33	0.70	0.52	(0.70)
July 1, 1999 to June 30, 2000	$11.66	0.77	(0.20)	(0.75)
July 1, 1998 to June 30, 1999	$12.44	0.73	(0.35)	(0.74)

SELECT SHARES
July 1, 2002 to June 30, 2003	$11.97	0.73	0.66	(0.70)
July 1, 2001 to June 30, 2002	$12.45	0.47	(0.25)	(0.48)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	MONTGOMERY FUNDS

Distributions From Net Realized Gain	Ending Net Asset Value Per Share	Ratio to Average Net Assets (Annualized)				Total Return(2)	Portfolio Turnover Rate	Net Assets at End of Period (000’s omitted)
		Net Investment Income (Loss)	Net Expenses		Gross Expenses(1)

0.00	$8.93	(1.06)%	1.40%		1.53%	3.72%	169%	$52,891
(0.09)	$8.61	(0.68)%	1.40%		1.51%	(26.68)%	152%	$46,707
(5.79)	$11.85	(0.85)%	1.36%		1.36%	(21.71)%	117%	$74,297
0.00	$22.20	(1.14)%	1.35%		1.35%	34.12%	93%	$102,622
(2.77)	$16.58	(1.09)%	1.32%		1.32%	(4.14)%	71%	$113,323

0.00	$8.93	(1.06)%	2.15%		2.28%	0.56%	169%	$30

0.00	$8.93	(1.06)%	2.15%		2.28%	0.56%	169%	$11

0.00	$8.94	(1.06)%	1.20%		1.28%	0.67%	169%	$14

(0.08)	$12.79	3.78%	0.97	%(8)	1.61%	10.95%	544%	$2,691
(0.22)	$12.17	5.78%	0.96%		1.95%	2.21%	193%	$117

(0.08)	$12.80	2.81%	1.71	%(8)	2.31%	9.85%	544%	$3,868
(0.22)	$12.18	4.93%	0.83%		1.94%	1.52%	193%	$87

(0.08)	$12.73	2.88%	1.71	%(8)	2.32%	9.78%	544%	$4,425
(0.22)	$12.12	5.14%	0.95%		1.93%	1.12%	193%	$27

(0.08)	$12.57	4.56%	0.60	%(8)	1.19%	11.01%	544%	$91,244
(0.22)	$11.97	5.38%	0.71%		1.42%	8.81%	193%	$38,841
0.00	$11.85	6.02%	0.95%		1.59%	11.06%	449%	$31,788
(0.15)	$11.33	6.78%	0.80%		1.13%	4.96%	176%	$28,112
(0.42)	$11.66	5.88%	1.16%		1.25%	3.20%	158%	$38,476

(0.08)	$12.58	4.66%	0.42	%(8)	0.99%	11.05%	544%	$51,022
(0.22)	$11.97	5.99%	0.47%		1.71%	1.90%	193%	$202

MONTGOMERY FUNDS	NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS

(1)	During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 8).

(2)	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3)	The Fund changed its year end from March 31 to June 30.

(4)	Commencement of operations.

(5)	Per share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.

(6)	Per share numbers have been adjusted to reflect a 2.0103 to 1 stock split.

(7)	Amount represents less than $1,000.

(8)	Includes interest expense.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS	MONTGOMERY FUNDS

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. The Trust commenced operations on November 8, 1999, and is currently comprised of 67 separate series. These financial statements present the Montgomery Emerging Markets Focus, Montgomery Institutional Emerging Markets, Montgomery Mid Cap Growth, Montgomery Short Duration Government Bond, Montgomery Small Cap and Montgomery Total Return Bond Funds (each, a “Fund”, collectively, the “Funds”), each a diversified series of the Trust.

On December 18, 2002, the Board of Trustees of the Trust and on December 16, 2002, the Boards of Trustees of The Montgomery Funds and The Montgomery Funds II (the “Montgomery Funds”), approved an Agreement and Plan of Reorganization providing for the reorganization of certain of the Montgomery Funds into the Funds (the “Reorganization”). Effective at the close of business June 6, 2003, the Montgomery Funds, each the accounting survivor for purposes of the Reorganization, merged into the Funds of the Trust through a tax-free exchange of shares as follows:

Montgomery Fund	Wells Fargo Fund
Montgomery Emerging Markets Fund *	Montgomery Emerging Markets Focus Fund
Montgomery Emerging Markets Focus Fund	Montgomery Emerging Markets Focus Fund
Montgomery Institutional Series: Emerging Markets Portfolio	Montgomery Institutional Emerging Markets Fund
Montgomery Mid Cap Fund	Montgomery Mid Cap Growth Fund
Montgomery Short Duration Government Bond Fund	Montgomery Short Duration Government Bond Fund
Montgomery Small Cap Fund	Montgomery Small Cap Fund
Montgomery Total Return Bond Fund	Montgomery Total Return Bond Fund

*	This fund also merged into the Wells Fargo Montgomery Emerging Markets Focus Fund, but was not an accounting survivor for purposes of the Reorganization.

Effective at the close of business on June 6, 2003, the Wells Fargo Montgomery Emerging Markets Focus Fund acquired all of the net assets of the Montgomery Emerging Markets Fund and Montgomery Emerging Markets Focus Fund. The Montgomery Emerging Markets Fund exchanged its 12,318,224 shares (valued at $108,543,966) for 7,292,595 shares of the Wells Fargo Montgomery Emerging Markets Focus Fund. The Montgomery Emerging Markets Focus Fund exchanged its 1,711,778 shares (valued at $25,284,108) for 1,710,914 shares of the Wells Fargo Montgomery Emerging Markets Focus Fund. The net assets of the Montgomery Emerging Markets Fund and Montgomery Emerging Markets Focus Fund included unrealized appreciation of $9,505,328 and $2,838,430 respectively.

Effective at the close of business on June 6, 2003, the Wells Fargo Montgomery Mid Cap Growth Fund acquired all of the net assets of the Wells Fargo Mid Cap Growth Fund. The Wells Fargo Mid Cap Growth Fund exchanged its 2,054,687 shares (valued at $9,692,238) for 18,956,825 shares of the Wells Fargo Montgomery Mid Cap Growth Fund. The net assets of the Wells Fargo Mid Cap Growth Fund included unrealized appreciation of $1,179,303.

The Montgomery Emerging Markets Focus, Montgomery Short Duration Government Bond, Montgomery Small Cap and Montgomery Total Return Bond Funds offer Class A, Class B, Class C and Institutional Class shares. In addition, the Montgomery Total Return Bond Fund also offers Select Class shares. The Montgomery Mid Cap Growth Fund offers Class A, Class B and Class C shares. The Montgomery Institutional Emerging Markets Fund only offers Select Class shares. The separate classes of shares differ principally in the applicable sales charges, distribution fees, shareholder servicing fees and administration fees. Shareholders of each class may also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based on the net assets of each class on the date realized. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

MONTGOMERY FUNDS	NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies which are consistently followed by the Trust in the preparation of its financial statements are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on the Nasdaq Stock Market, Inc. are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, the valuations are based on the latest quoted bid prices. In the absence of any sale or bid price of such securities, the securities are fair valued in accordance with procedures approved by the Trust’s Board of Trustees. Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust’s Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service’s judgment, these prices are readily available and are representative of the securities’ market values. For some securities, such prices are not readily available. These securities will generally be fair valued based on methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions. Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Trust’s Board of Trustees.

Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

FOREIGN CURRENCY FORWARD CONTRACTS

Certain Funds may enter into foreign currency forward contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses.

The schedule of foreign currency forward contracts at June 30, 2003, was as follows:

Fund	Foreign-Currency Amount	Settlement Date	In Exchange for ($US)	Net Unrealized Appreciation (Depreciation)
Montgomery Institutional Emerging Markets:
Foreign Currency Forward Contracts to Deliver
	$2,775,063 Hong Kong Dollar	07/03/03	355,863	$(40)
	415,501,940 Korean Republic won	07/02/03	347,846	730

FOREIGN CURRENCY TRANSLATION

The accounting records of the Montgomery Emerging Markets Focus Fund and Montgomery Institutional Emerging Markets Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the

NOTES TO FINANCIAL STATEMENTS	MONTGOMERY FUNDS

amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. Federal income tax purposes.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized.

Non-cash dividends and interest, if any, are included in investment income at the fair market value of the securities received. Debt obligations may be placed on non-accrual status and related investment income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of income has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recognized on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as a Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the Funds’ custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Funds are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by a Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Additionally, in the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the broker, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Each Fund establishes a segregated account with its custodian in which the Fund maintains cash, U.S. government securities or other high-grade liquid debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

As of June 30, 2003, information regarding reverse repurchase agreements was as follows:

Fund	Maximum Amount Outstanding During the Period	Average Amount Outstanding During the Period	Average Shares Outstanding During the Period	Average Amount per Share Outstanding During the Period	Average Interest Rate	Interest Expense
Short Duration Government Bond	$271,739,534	$136,109,631	60,123,658	$2.26	1.29%	$1,756,613
Total Return Bond	15,707,034	4,405,378	7,386,406	0.60	0.79%	33,865

The average amount outstanding during the year was calculated by totaling amounts outstanding at the end of the day and dividing the sum by the number of days in the year ended June 30, 2003. There were no reverse repurchase agreements outstanding at June 30, 2003.

MONTGOMERY FUNDS	NOTES TO FINANCIAL STATEMENTS

INVESTMENTS SOLD SHORT

Each Fund may engage in short-selling to the extent permitted by the Fund’s investment policies in an attempt to increase investment return. A Fund may not sell a security short unless it owns or has the right to obtain the security equivalent in kind and amount to the security sold short (short sales “against the box”). If the Fund makes such a short sale, the Fund will not immediately deliver the securities sold and will not receive the proceeds from the sale. The seller is said to have a short position in the security sold until it delivers the security sold short, at which time it receives the proceeds of the sale. The Fund’s decision to make a short sale may be a technique to hedge against market risks when the adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. Securities sold short at June 30, 2003, if any, and their related market values and proceeds are set forth in the Schedule of Securities Sold Short.

SECURITY LOANS

The Funds may loan securities in return for securities and cash collateral, which is invested in various short-term fixed income securities. The Funds may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. If the collateral falls to 100% it will be brought back to 102%. Gain or loss in the market price of the securities loaned that may occur during the term of the loan is reflected in the value of the Fund. The risks to the Fund from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund.

As of June 30, 2003, the cash collateral of each Fund was invested as follows:

Fund	Repurchase Agreements	Short-Term Securities	Mid-Term Securities	Money Market Fund	Total
Montgomery Small Cap	24%	34%	41%	1%	100%
Montgomery Total Return Bond	25%	56%	13%	6%	100%

As of June 30, 2003, the value of securities on loan and the value of the related collateral were as follows:

Fund	Securities	Collateral
Montgomery Small Cap	$11,428,024	$11,951,306
Montgomery Total Return Bond	696,084	711,788

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders from net investment income are declared and distributed to shareholders annually, with the exception of the Montgomery Short Duration Government Bond and Montgomery Total Return Bond Funds, for which dividends from net investment income are declared daily and distributed to shareholders monthly. Distributions to shareholders from net realized capital gains are declared and distributed at least annually.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

NOTES TO FINANCIAL STATEMENTS	MONTGOMERY FUNDS

RECLASSIFICATION OF CAPITAL ACCOUNTS

As of June 30, 2003, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax and merger-related differences, reclassification adjustments were made as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Paid-in Capital
Montgomery Emerging Markets Focus Fund	(227,007)	228,030	(1,023)
Montgomery Institutional Emerging Markets Fund	(162,147)	160,670	1,477
Montgomery Mid Cap Growth Fund	760,533	8,671	(769,204)
Montgomery Short Duration Government Bond Fund	4,002,154	(4,002,154)	0
Montgomery Small Cap Fund	442,746	66,906	(509,652)
Montgomery Total Return Bond Fund	387,594	(387,594)	0

WHEN-ISSUED TRANSACTION

The Funds record a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and a Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

MORTGAGE DOLLAR ROLL TRANSACTION

Each Fund may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund receives compensation from the interest earned on the cash proceeds of the initial sale and in the form of a fee, which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2003.

MONTGOMERY FUNDS	NOTES TO FINANCIAL STATEMENTS

The following Funds had estimated net capital loss carryforwards at June 30, 2003, which are available to offset future net realized capital gains:

Fund	Year Expires	Capital Loss Carryforwards
Montgomery Emerging Markets Focus Fund	2006	1,397,847
	2006	69,583,381
	2007	381,957
	2007	199,540,290
	2008	564,613
	2008	22,330,736
	2009	2,638,251
	2010	1,755,484
	2010	39,666,741
	2011	665,441
	2011	14,306,463
Montgomery Institutional Emerging Markets Fund	2006	3,230,198
	2007	41,909,046
	2010	13,476,505
	2011	6,538,143
Montgomery Mid Cap Growth Fund	2011	17,217,881
Montgomery Small Cap Fund	2010	12,430,476
	2011	8,702,696

The capital loss carryforwards of the Funds may include capital losses acquired from a merger as discussed in note 1. The yearly utilization of any acquired capital loss is limited by the Code. At June 30, 2003, the following Fund had a Post-October capital loss, which is treated as realized for tax purposes on the first day of the succeeding year.

Fund	Deferred Post-October Capital Loss
Montgomery Emerging Markets Focus Fund	783,841

3. ADVISORY FEES

The Trust has entered into an advisory contract on behalf of the Funds with Wells Fargo Funds Management, LLC (“Funds Management”). The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds.

Pursuant to the contract on behalf of the Funds, Funds Management has agreed to provide the following Funds with daily portfolio management for which Funds Management is entitled to be paid a monthly advisory fee at the following annual rates:

Fund	% of Average Daily Net Assets
Montgomery Emerging Markets Focus Fund	1.10%
Montgomery Institutional Emerging Markets Fund	1.10%
Montgomery Mid Cap Growth Fund	0.75%
Montgomery Short Duration Government Bond Fund	0.50%
Montgomery Small Cap Fund	0.90%
Montgomery Total Return Bond Fund	0.50%

For the period from January 17, 2003 through June 8, 2003, Wells Capital Management Incorporated (“Wells Capital Management”) served as the investment adviser to each Fund’s predecessor portfolio pursuant to an interim investment management agreement. Prior to January 17, 2003, Montgomery Asset

NOTES TO FINANCIAL STATEMENTS	MONTGOMERY FUNDS

Management, LLC (“MAM”) served as the investment adviser for each Fund’s predecessor portfolio. Under the interim agreement with Wells Capital Management, the contractual investment advisory fees were the same as those under the prior agreement with MAM. The fees were as follows:

Fund	Average Daily Net Assets	Annual Rate
Montgomery Emerging Markets Focus Fund	$0 – 250 million	1.10%
	$250 – 500 million	1.00%
	>$500 million	0.90%
Montgomery Institutional Emerging Markets Fund	$0 – 50 million	1.25%
	$50– 100 million	1.00%
	>$100 million	0.90%
Montgomery Mid Cap Growth Fund	$0 – 200 million	1.40%
	>$200 million	1.25%
Montgomery Short Duration Government Bond Fund	$0 – $500 million	0.50%
	> $500 million	0.40%
Montgomery Small Cap Fund	$0 – 250 million	1.00%
	>$250 million	0.80%
Montgomery Total Return Bond Fund	$0 – $500 million	0.30%
	> $500 million	0.25%

Wells Capital Management, an affiliate of Funds Management, acts as investment sub-adviser to the Funds. Wells Capital Management is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Montgomery Emerging Markets Focus and Montgomery Institutional Emerging Markets Funds, a monthly fee equal to an annual rate of 0.35% of each Fund’s average daily net assets up to $200 million, and 0.25% of each Fund’s average daily net assets in excess of $200 million. For the Montgomery Mid Cap Growth and Montgomery Small Cap Funds, Wells Capital Management is entitled to receive from Funds Management, as compensation for its sub-advisory services, a monthly fee at the annual rate of 0.25% of each Fund’s average daily net assets up to $200 million, and 0.20% of each Fund’s average daily net assets in excess of $200 million. For the Montgomery Short Duration Government Bond and Montgomery Total Return Bond Funds, Wells Capital Management is entitled to receive from Funds Management, as compensation for its sub-advisory services, a monthly fee at the annual rate of 0.15% of each Fund’s average daily net assets up to $400 million, 0.125% for the next $400 million and 0.10% of each Fund’s daily net assets in excess of $800 million.

4. DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for Class B and C shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and C shares and paid to Stephens Inc. (“Stephens”) at an annual rate of 0.75% of average daily net assets. There are no distribution fees for the Funds’ Class A, Institutional or Select Class shares. Prior to June 9, 2003, Funds Distributor, Inc. served as the distributor to the predecessor portfolios of the Funds, and received distribution fees at an annual rate of 0.25% of average daily net assets of the portfolios’ Class A shares and 0.75% of average daily net assets of the portfolios’ Class B and Class C shares. The distribution fees paid on behalf of the Funds for the year ended June 30, 2003 are disclosed on the Statements of Operations.

5. ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management on behalf of the Funds. Under this Agreement, for providing administrative services, which includes paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as administrator, Funds Management is entitled to receive an annual fee of 0.33% of the average daily net assets of a Fund’s Class A, Class B and Class C shares, 0.25% of the average daily net assets of a Fund’s Institutional Class shares and 0.15% of the average daily net assets of a Fund’s Select Class shares.

Prior to June 9, 2003, MAM served as administrator for each Fund’s predecessor portfolio and was entitled to receive a fee per fund, with the exception of the predecessor Montgomery Total Return Bond Fund, ranging from 0.04% to 0.07%, depending on the fund and the level of assets. For the predecessor

MONTGOMERY FUNDS	NOTES TO FINANCIAL STATEMENTS

Montgomery Total Return Bond Fund, MAM was entitled to receive a fee at the annual rate of 0.25% of the fund’s average daily net assets up to $500 million, and 0.19% of the fund’s average daily net assets in excess of $500 million.

The Trust has also entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) as the transfer agent for the Trust. Prior to June 9, 2003, DST Systems, Inc. served as the transfer agent for each Fund’s predecessor portfolio.

6. SHAREHOLDER SERVICING FEES

The Trust also has entered into contracts on behalf of the Funds with numerous shareholder servicing agents, whereby the Funds are charged an annual rate of 0.25% of average daily net assets for Class A, Class B, and Class C shares for these services. The Montgomery Small Cap Fund and the Montgomery Total Return Bond Fund also are charged an annual rate of 0.10% and 0.15%, respectively, of average daily net assets for their Institutional Class shares. No fee is charged for the other Funds’ Institutional Class shares or for Select Class shares.

The shareholder servicing fees paid on behalf of the Funds for the year ended June 30, 2003 were as follows:

Fund	Class A	Class B	Class C	Institutional Class	Select Class
Montgomery Emerging Markets Focus Fund	16,157	27	9	0	N/A
Montgomery Institutional Emerging Markets Fund	N/A	N/A	N/A	N/A	0
Montgomery Mid Cap Growth Fund	12,466	699	72	N/A	N/A
Montgomery Short Duration Government Bond Fund	8,170	3,521	17,090	0	N/A
Montgomery Small Cap Fund	7,883	3	1	1	N/A
Montgomery Total Return Bond Fund	360	1,735	2,390	8,079	0

7. OTHER FEES AND TRANSACTIONS WITH AFFILIATES

PFPC, Inc. (“PFPC”) serves as fund accountant for all of the Funds. PFPC is entitled to receive an annual asset based fund fee, an annual fixed fee of $20,000 from each Fund and is entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services. Prior to June 9, 2003, J.P. Morgan Investor Services Co. (“JPMIS”) served as fund accountant for each Fund’s predecessor portfolio. For these services, JPMIS was entitled to receive a fee based on all assets of the Montgomery Funds and related trusts or funds and equal to an annual rate of 0.04875% of the first $3 billion, plus 0.0375% of the next $2 billion and 0.0225% of amounts over $5 billion.

The Trust has entered into a contract on behalf of each Fund with Wells Fargo Bank Minnesota, N.A. (“Wells Fargo Bank, MN”), whereby Wells Fargo Bank, MN is responsible for providing custody services for the Funds. Pursuant to the contract, Wells Fargo Bank, MN is entitled to certain transaction charges plus a monthly fee for custody services at the annual rate of 0.02% of the average daily net assets of each Fund, except for the Montgomery Emerging Markets Focus and Montgomery Institutional Emerging Markets Funds for which the custodial fee is 0.25% of each Fund’s average daily net assets. Prior to June 9, 2003, J.P. Morgan Chase Bank served as custodian for each Fund’s predecessor portfolio.

8. WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees or reimbursed expenses on the Statements of Operations, for the fiscal year ended June 30, 2003, were either waived by Funds Management and Wells Capital Management for the period January 17, 2003 through June 30, 2003, first from advisory fees, and then any remaining amount consecutively from administration, custody and shareholder servicing fees collected, or by MAM for the period July 1, 2002 through January 16, 2003. Prior to January 17, 2003, MAM, under operating expense agreements with the Montgomery Funds, had agreed to reduce some or all of its management fee or absorb fund expenses if necessary to keep each fund’s or class’s annual operating expenses, exclusive of Rule 12b-1 fees, dividend expense, interest, brokerage fees, extraordinary expenses and taxes, at or below the percentages of each class’s average net assets. Any reductions or absorptions made to a fund by MAM were subject to recovery within the following three years, provided the fund was able to effect such reimbursement and remain in compliance with applicable expense limitations, however, no such recoupments were made during the period ended June 30, 2003.

NOTES TO FINANCIAL STATEMENTS	MONTGOMERY FUNDS

9. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for each Fund for the year ended June 30, 2003, were as follows:

Fund	Purchases at Cost	Sales Proceeds
Montgomery Emerging Markets Focus Fund	57,757,014	68,268,766
Montgomery Institutional Emerging Markets Fund	49,593,237	55,123,032
Montgomery Mid Cap Growth Fund	112,077,437	130,749,619
Montgomery Short Duration Government Bond Fund	1,973,616,816	1,882,713,708
Montgomery Small Cap Fund	71,301,551	70,627,955
Montgomery Total Return Bond Fund	581,378,718	450,335,644

10. DISTRIBUTION TO SHAREHOLDERS

On July 31, 2003, the following Funds paid dividends as follows:

Fund	Class A	Class B	Class C	Institutional Class	Select Class
Montgomery Short Duration Government Bond Fund	.015137	.008619	.008606	.017735	N/A
Montgomery Total Return Bond Fund	.028953	.020903	.021003	.032292	.035240

The tax character of distributions paid during the years ended 6/30/2003 and 6/30/2002 was as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
Fund Name	2003	2002	2003	2002	2003	2002	2003	2002
Montgomery Emerging Markets Focus Fund	$159,393	$70,452	$0	$0	$0	$0	$159,393	$70,452
Montgomery Institutional Emerging Markets Fund	238,482	674,750	0	0	0	0	238,482	674,750
Montgomery Mid Cap Growth Fund	0	0	0	12,922,625	0	0	0	12,922,625
Montgomery Short Duration Government Bond Fund	25,670,463	21,585,277	42,329	227,368	0	0	25,712,792	21,812,645
Montgomery Small Cap Fund	0	0	0	595,967	0	0	0	595,967
Montgomery Total Return Bond Fund	4,146,035	3,094,817	148,074	12,202	0	0	4,294,109	3,107,019

MONTGOMERY FUNDS	NOTES TO FINANCIAL STATEMENTS

As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards*	Total
Montgomery Emerging Markets Focus Fund	$0	$0	$12,317,389	$(353,615,045)	$(341,297,656)
Montgomery Institutional Emerging Markets Fund	913,778	0	8,348,610	(65,153,892)	(55,891,504)
Montgomery Mid Cap Growth Fund	0	0	13,440,161	(17,217,881)	(3,777,720)
Montgomery Short Duration Government Bond Fund	1,536,757	173,763	2,957,860	0	4,668,380
Montgomery Small Cap Fund	0	0	8,326,816	(21,133,172)	(12,806,356)
Montgomery Total Return Bond Fund	1,975,949	338,184	1,485,803	0	3,799,936

*	These amounts include the Post-October loss, which will reverse on the first day of the following fiscal year.

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

11. SUBSEQUENT EVENT

Under Indian tax law, U.S. mutual funds are subject to taxation on capital gains realized upon the sale of Indian securities. Mutual fund industry practice has long been to net long-term capital losses against taxable short-term capital gains. However, the Indian tax statute was amended in mid-2002 to disallow such netting, and the Indian tax authorities have subsequently assessed additional taxes on many U.S. mutual funds based upon a retroactive application of the tax statute. For the taxable years since their inception dates, each of the Wells Fargo Montgomery Emerging Markets Focus Fund (the “Focus Fund”), as successor to the Montgomery Emerging Markets Fund, and the Wells Fargo Montgomery Institutional Emerging Markets Fund (the “Emerging Markets Fund”), as successor to the Montgomery Institutional Series: Emerging Markets Portfolio, has been assessed approximately $590,000 and $52,000, respectively. Each Fund filed administrative appeals to these assessments in April 2003.

On August 1, 2003, the Focus Fund received a demand for one-half of the $590,000 to stay the imposition of additional penalties while the assessment was under appeal, and an agreement was reached on August 8, 2003 for the Focus Fund to make such payment. The Emerging Markets Fund has not received a similar demand for payment to date. On August 20, 2003, Funds Management was advised that the Indian tax authorities had rescinded the earlier agreement for one-half payment and demand payment of the entire assessment of $590,000.

In light of these recent developments on August 20, 2003, the Funds made the determination to accrue the entire amount at issue for each Fund as a tax expense. The Funds continue to pursue the administrative appeals process and will reverse such accruals in the event of a favorable disposition.

INDEPENDENT AUDITORS’ REPORT	MONTGOMERY FUNDS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS

WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wells Fargo Montgomery Emerging Markets Focus Fund, Wells Fargo Montgomery Institutional Emerging Markets Fund, Wells Fargo Montgomery Mid Cap Growth Fund, Wells Fargo Montgomery Short Duration Government Bond Fund, Wells Fargo Montgomery Small Cap Fund, and Wells Fargo Montgomery Total Return Bond Fund, six of the portfolios constituting the Wells Fargo Funds Trust (collectively the “Funds”), as of June 30, 2003, and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended June 30, 2002 and the financial highlights for the years or period ended June 30, 2002 and prior, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements in their reports dated August 16, 2002 and August 9, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of June 30, 2003, the results of their operations, changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

San Francisco, California

August 22, 2003

MONTGOMERY FUNDS	TAX INFORMATION

TAX INFORMATION (UNAUDITED)

For the year ended June 30, 2003, the following Funds designate the amounts listed below as long-term capital gain distributions, pursuant to Section 852(b)(3) of the Internal Revenue Code:

Montgomery Short Duration Government Bond Fund	$42,329
Montgomery Total Return Bond Fund	148,074

The Montgomery Institutional Emerging Markets Fund has elected to pass through to its shareholders the foreign taxes paid by the fund during the fiscal year ended June 30, 2003 pursuant to Section 853 of the Internal Revenue Code. The foreign income and taxes paid were as follows:

Foreign Income	Foreign Taxes
$1,887,420	$69,136

NOTES TO FINANCIAL STATEMENTS	MONTGOMERY FUNDS

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (“Trustees”) of the Trust and supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 90 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the “Fund Complex”). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 20th Floor, and San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEES**

Name and Age	Position held and Length of service ***	Principal occupations during past five years	Other Directorships
Robert C. Brown 71	Trustee since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	None

J. Tucker Morse 58	Trustee since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	None

NON-INTERESTED TRUSTEES

Name and Age	Position held and length of service ***	Principal occupations during past five years	Other Directorships
Thomas S. Goho 60	Trustee since 1987	Wake Forest University, Calloway School of Business and Accountancy, Benson-Pruitt Professorship since 1999, Associate Professor of Finance 1994 - 1999.	None

Peter G. Gordon 60	Trustee since 1998 (Lead Trustee since 2001)	Chairman, CEO, and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	None

Richard M. Leach 69	Trustee since 1987	Retired. Prior thereto, President of Richard M. Leach Associates (a financial consulting firm).	None

Timothy J. Penny 51	Trustee since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	None

Donald C. Willeke 63	Trustee since 1996	Principal in the law firm of Willeke & Daniels.	None

MONTGOMERY FUNDS	NOTES TO FINANCIAL STATEMENTS

OFFICERS

Name and Age	Position held and length of service	Principal occupations during past five years	Other Directorships
Karla M. Rabusch 44	President, Since 2003	Executive Vice President of Wells Fargo Bank, N.A. President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	None

Stacie D. DeAngelo 34	Treasurer, Since 2003	Vice President of Wells Fargo Bank, N.A. Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC (2000 to 2001), Director of Shareholder Services at BISYS Fund Services (1999 to 2000) and Assistant Vice President of Operations with Nicholas-Applegate Capital Management (1993 to 1999).	None

C. David Messman 43	Secretary, Since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	None

*	The Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling 1-800-222-8222.
**	Currently, two of the seven Trustees are considered “interested persons” of the Trusts as defined in the Investment Company Act of 1940. One of the interested Trustees, Robert C. Brown, owns securities of Wells Fargo & Company, and one of the interested Trustees, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.
***	Length of service dates reflects a Trustee’s commencement of service with the Trust’s predecessor entities.

LIST OF ABBREVIATIONS	MONTGOMERY FUNDS

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments

ADR	— American Depository Receipts

AMBAC	— American Municipal Bond Assurance Corporation

AMT	— Alternative Minimum Tax

ARM	— Adjustable Rate Mortgages

BART	— Bay Area Rapid Transit

CDA	— Community Development Authority

CDSC	— Contingent Deferred Sales Charge

CGIC	— Capital Guaranty Insurance Company

CGY	— Capital Guaranty Corporation

CLO	— Collateralized Lease Obligation

CMB	— Collateralized Mortgage Backed

CMT	— Constant Maturity Treasury

COFI	— Cost of Funds Index

Connie Lee	— Connie Lee Insurance Company

COP	— Certificate of Participation

CP	— Commercial Paper

CTF	— Common Trust Fund

DW&P	— Department of Water & Power

DWR	— Department of Water Resources

EDFA	— Education Finance Authority

FGIC	— Financial Guaranty Insurance Corporation

FHA	— Federal Housing Authority

FHLB	— Federal Home Loan Bank

FHLMC	— Federal Home Loan Mortgage Corporation

FNMA	— Federal National Mortgage Association

FRN	— Floating Rate Notes

FSA	— Financial Security Assurance, Inc

GDR	— Global Depository Receipts

GNMA	— Government National Mortgage Association

GO	— General Obligation

HFA	— Housing Finance Authority

HFFA	— Health Facilities Financing Authority

IDA	— Industrial Development Authority

LIBOR	— London Interbank Offered Rate

LLC	— Limited Liability Corporation

LOC	— Letter of Credit

LP	— Limited Partnership

MBIA	— Municipal Bond Insurance Association

MFHR	— Multi-Family Housing Revenue

MUD	— Municipal Utility District

MTN	— Medium Term Note

PCFA	— Pollution Control Finance Authority

PCR	— Pollution Control Revenue

PFA	— Public Finance Authority

PLC	— Private Placement

PSFG	— Public School Fund Guaranty

RAW	— Revenue Anticipation Warrants

RDA	— Redevelopment Authority

RDFA	— Redevelopment Finance Authority

R&D	— Research & Development

SBA	— Small Business Administration

SFMR	— Single Family Mortgage Revenue

TBA	— To Be Announced

TRAN	— Tax Revenue Anticipation Notes

USD	— Unified School District

V/R	— Variable Rate

WEBS	— World Equity Benchmark Shares

More information about Wells Fargo Funds® is available free upon request. To obtain literature, please write or call:

Wells Fargo Funds

PO Box 8266

Boston, MA 02266-8266

Wells Fargo Funds Investor Services: 1-800-222-8222 or visit our Web site at www.wellsfargofunds.com.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Wells Fargo Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by Stephens Inc., Member NYSE/SIPC. Wells Fargo & Company and its affiliates are not affiliated with Stephens Inc.

AR 030 (6/03)

ITEM 2. CODE OF ETHICS

Not applicable pursuant to SEC Release No. 34-47262 (January 27, 2003).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable pursuant to SEC Release No. 34-47262 (January 27, 2003).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable pursuant to SEC Release No. 34-47265 (January 28, 2003).

ITEMS 5-6. [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR

                CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) Not applicable pursuant to SEC Release No. 34-47262 (January 27, 2003).

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

(a) Not applicable pursuant to SEC Release No. 34-47262 (January 27, 2003).

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(c) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached as Exhibit 99.906CERT. The certifications furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WELLS FARGO FUNDS TRUST

By:	/s/ KARLA M. RABUSCH
Karla M. Rabusch President

Date: August 25, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WELLS FARGO FUNDS TRUST

By:	/s/ STACIE D. DEANGELO
Stacie D. DeAngelo Treasurer

Date: August 25, 2003